                                                      Registration No. 33-76434
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ----------

                       POST-EFFECTIVE AMENDMENT NO. 5 TO
                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                                  ----------

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT J
                             (Exact name of Trust)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                           1300 South Clinton Street
                                 P.O. Box 1110
                             Fort Wayne, IN  46801
         (Complete address of depositor's principal executive offices)

                                  ----------

Name and complete address
of agent for service:                                   Copy to:
Carl L. Baker, Esquire                          Brian Burke, Esquire
Vice President &                                Counsel
Deputy General Counsel                          The Lincoln National
The Lincoln National                            Life Insurance Company
Life Insurance Company                          1300 South Clinton Street
1300 South Clinton Street                       P.O. Box 1110
P.O. Box 1110                                   Fort Wayne, Indiana  46801
Fort Wayne, IN  46801
                                  ----------

--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)

  [_]  immediately upon filing pursuant to paragraph (b)
  [_]  on (date) pursuant to paragraph (b)
  [_]  60 days after filing pursuant to paragraph (a) (1)
  [x]  on April 30, 1997 pursuant to paragraph (a) (1) of rule 485

If appropriate, check the following box:

  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------

Title and amount of securities being registered: Flexible Premium Variable Life Insurance Policies. The Policies are not issued in predetermined units or amounts.

Proposed maximum aggregate offering price to the public of the securities being registered: The registrant has elected to register an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice on Form 24F-2 for the registrant's fiscal year, ending December 31, 1996, was filed on February 28, 1997.

Approximate date of proposed public offering: As soon as practicable after April 30, 1997.

  [_]  Check box if it is proposed that this filing will become effective on
(date) at (time) pursuant to Rule 487.


================================================================================

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS
           FOR LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT J


N-8B-2 ITEM     CAPTION IN PROSPECTUS
-----------     ---------------------------------------------------------------

 1              Cover Page
 2              Cover Page
 3              Safekeeping of account's assets
 4              Distribution of the policy
 5              Lincoln Life, The General Account and The Separate Account
 6              The Separate Account
 7              Not applicable
 8              Not applicable
 9              Legal proceedings
10              Summary of the policy; The policy; The Separate Account;
                Charges and deductions; Policy benefits;
                Voting rights; General provisions
11              Summary of the policy
12              Summary of the policy
13              Summary of the policy; Charges and deductions
14              Summary of the policy; Requirements for issuance of policy
15              Premium payment and allocation of premiums
16              Premium payment and allocation of premiums
17              Summary of the policy; The policy, Charges and deductions;
                Policy benefits;
18              Premium payment and allocation of premiums
19              General provisions; Voting rights
20              Not Applicable
21              Policy benefits; General provisions
22              Not applicable
23              Safekeeping of the account's assets
24              General provisions
25              Lincoln Life
26              Charges and deductions
27              Lincoln Life
28              Executive Officers and Directors of the Lincoln National Life
                Insurance Co.
29              Lincoln Life, The General Account and The Separate Account
30              Not applicable
31              Not applicable
32              Not applicable
33              Not applicable



N-8B-2 ITEM     CAPTION IN PROSPECTUS
-----------     ---------------------------------------------------------------

34              Not applicable
35              Lincoln Life
36              Not applicable
37              Not applicable
38              Distribution of the policy
39              Distribution of the policy
40              Distribution of the policy
41              Distribution of the policy
42              Not applicable
43              Not applicable
44              Charges and deductions; The Separate Account; Policy benefits
45              Not applicable
46              Policy benefits
47              The Separate Account; The policy
48              Not applicable
49              Not applicable
50              The Separate Account
51              Cover Page; Summary of the policy; The policy; Charges and deductions; Policy benefits
52              Addition, deletion or substitution of investments
53              Federal tax matters
54              Not applicable
55              Not applicable
56              Not applicable
57              Not applicable
58              Not applicable
59              Not applicable


AMERICAN LEGACY VARIABLE LIFE

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT J
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by:
The Lincoln National Life Insurance Co.

1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46801
(800) 348-0851

The flexible premium variable life insurance policy (policy) offered by Lincoln National Life Insurance Co. (Lincoln Life) and described in this prospectus is designed to provide life insurance protection. A policy may be issued only to persons age 80 or younger and only for an initial specified amount of $50,000 or more. Subject to the payment of a minimum premium for the first policy year, an owner may, subject to certain restrictions, vary the frequency and amount of premium payments. The level of life insurance benefits payable under the policy may also be increased or decreased subject to certain restrictions.

An owner may choose to allocate amounts either to the General Account of Lin-coln Life (General Account) or to the Lincoln Life Flexible Premium Variable Life Account J (Separate Account). Amounts allocated to the Separate Account may be invested in the American Variable Insurance Series, which has nine funds available:

 . Global Growth Fund
 . Growth Fund
 . International Fund
 . Growth-Income Fund
 . Asset Allocation Fund
 . High-Yield Bond Fund
 . Bond Fund
 . U.S. Government/AAA-Rated Securities Fund
 . Cash Management Fund

The amount of the death benefit may, and the policy value will, reflect the in-vestment experience of the chosen subaccounts of the Separate Account and in-terest credited to the policy by the General Account, as well as the frequency and amount of premiums, and the charges assessed in connection with the policy. As long as the policy remains in force, the death benefit will not be less than the current specified amount of the policy. The policy will remain in force so long as net cash surrender value is sufficient to pay the monthly deductions imposed in connection with the policy. The owner bears the entire investment risk for all amounts allocated to the Separate Account; no minimum policy value or net cash surrender value is guaranteed.

The purchase and ownership of the policy involves various charges which are ex-plained under the heading "Charges and Deductions" on page 7.

It may not be advantageous to purchase a policy: (1) as a replacement for an-other type of life insurance; or, (2) to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

This prospectus is valid only if accompanied or preceded by a prospectus for American Variable Insurance Series.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE REGULATORY AGENCY, NOR HAS THE COMMISSION, OR ANY STATE REGULATORY AGENCY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully and retain it for future reference.

The date of this prospectus is April 30, 1997.

TABLE OF CONTENTS

                                                   Page
-------------------------------------------------------
SUMMARY OF THE POLICY                                1
-------------------------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT
AND THE SEPARATE ACCOUNT
Lincoln Life                                         3
The General Account                                  3
The Separate Account                                 4
The investment advisor                               4
Addition, deletion or substitution of investments    4
-------------------------------------------------------
THE POLICY
Requirements for issuance of a policy                5
Units and Unit Values                                5
Premium payment and allocation of premiums           5
Dollar cost averaging program                        6
Effective date                                       7
Right to examine policy                              7
Policy termination                                   7
-------------------------------------------------------
CHARGES AND DEDUCTIONS
Percent of premium charge                            7
Contingent Deferred Sales Charge                     7
Contingent Deferred Administrative Charge            7
Surrender charge                                     8
Monthly deductions                                   8
Cost of insurance charges                            8
Monthly charge                                       9
Fund charges and expenses                            9
Mortality and expense risk charge                    9
Other charges                                        9
 Reduction of charges                               10
 Exchange of Lincoln Life Universal Life policies   10
 Term conversion credits                            10
-------------------------------------------------------
POLICY BENEFITS
Death benefit and death benefit types               10
Death benefit guarantee                             11
Policy changes                                      12
Policy value                                        12
Transfer between subaccounts                        13
Transfer to and from the General Account            13
Loans                                               13
Withdrawals                                         14
Policy lapse and reinstatement                      14
Surrender of the policy                             15
Proceeds and payment options                        15

                                                Page
----------------------------------------------------
GENERAL PROVISIONS
The contract                                     15
Suicide                                          15
Representations and contestability               16
Incorrect age or sex                             16
Change of owner or beneficiary                   16
Assignment                                       16
Reports and records                              16
Projection of benefits and values                16
Postponement of payments                         16
Riders                                           17
----------------------------------------------------
DISTRIBUTION OF THE POLICY                       18
----------------------------------------------------
FEDERAL TAX MATTERS
Tax status of the policy                         19
Tax treatment of policy benefits                 19
Taxation of the Separate Account                 21
----------------------------------------------------
VOTING RIGHTS                                    21
----------------------------------------------------
STATE REGULATION OF LINCOLN LIFE
AND THE SEPARATE ACCOUNT                         21
----------------------------------------------------
SAFEKEEPING OF THE ACCOUNT'S ASSETS              22
----------------------------------------------------
LEGAL PROCEEDINGS                                22
----------------------------------------------------
EXPERTS                                          22
----------------------------------------------------
ADDITIONAL INFORMATION                           22
----------------------------------------------------
APPENDIX A: Table of base minimum premiums       23
----------------------------------------------------
APPENDIX B: Table of surrender charges           25
----------------------------------------------------
APPENDIX C: Executive Officers & Directors
           of Lincoln National Life
           Insurance Co.                         27
----------------------------------------------------
APPENDIX D: Illustrations of policy values       32
----------------------------------------------------
APPENDIX E: Definitions for Separate Account J   41
----------------------------------------------------
FINANCIAL STATEMENTS

SUMMARY OF THE POLICY

The following summary is intended to give you a brief explanation of the most important features of your policy. The summary is not comprehensive and is en-tirely qualified by more specific information contained elsewhere in this pro-spectus. For the definition of terms used in this prospectus, see Appendix E,
p. 41. Throughout this prospectus, in order to make the following documents more understandable, we have italicized the special terms.

WHAT TYPE OF POLICY AM I PURCHASING?
Your policy is a flexible premium variable life insurance policy whose primary purpose is to provide life insurance protection on the insured. As long as your policy remains in force, the policy will provide for: (1) the payment of a death benefit to a beneficiary upon the insured's death; (2) policy loan privileges, withdrawal rights, and surrender privileges; and (3) the payment of the net cash surrender value to the owner, if living, on the maturity date.

HOW DOES THE LIFE INSURANCE PROTECTION WORK?

The policy provides for the payment of benefits upon the death of the insured. The policy contains two types of death benefit coverage. If you choose Type 1, the death benefit is the greater of the specified amount of the policy or a specified percentage of policy value. If you choose Type 2, the death benefit is the greater of the specified amount of the policy plus the policy value or a specified percentage of policy value. So long as your policy remains in force, the minimum death benefit payable under either option will be the cur-rent specified amount, reduced by any outstanding loan and any due and unpaid charges, and increased by any unearned loan interest. (See Death benefit and death benefit types, p. 10.)

You also have significant flexibility to adjust the death benefit prior to the maturity date by increasing or decreasing the specified amount of the policy. Any increase in the specified amount will require additional evidence of in-surability satisfactory to us and will result in additional charges. Any vol-untary decrease during the first 8 years of the policy or during the 8 years following an increase in the specified amount will result in partial surrender charges.

HOW ARE THE PREMIUMS FLEXIBLE?

You have considerable flexibility concerning the amount and frequency of pre-mium payments. During the first three policy years, your policy will lapse un-less either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death bene-fit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. In order to place your policy in force, you must pay at least the first two death benefit guarantee monthly premiums. In addition, you will be asked to determine a planned periodic premium schedule, although you will not be required to adhere to that premium schedule. Instead, after the first policy year, you may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Premium payment and allocation of premiums, p. 5.)

WHAT MAKES MY POLICY VARIABLE?
Your policy is described as variable because the death benefit and the policy value can vary with the investment performance of amounts you have allocated to the subaccounts you have selected. While you bear the entire investment risk on such amounts, you also enjoy the opportunity to obtain market rates of return on those amounts.

WHAT FUNDS ARE AVAILABLE TO SELECT?

You have the option to allocate amounts to our General Account and to one or more subaccounts of the Separate Account. Amounts allocated to the General Ac-count earn a current declared interest rate, subject to the minimum guaranteed rate shown on the Policy Schedule. The subaccounts of the Separate Account in-vest in the American Variable Insurance Series. Currently the American Vari-able Insurance Series consists of nine funds available for investment by the subaccounts:

The Global Growth Fund seeks long-term growth of capital by investing primar-ily in common stocks or securities with common stock characteristics of is-suers domiciled around the world. [PLEASE NOTE: AS OF THE DATE OF THIS PRO-SPECTUS, THE GLOBAL GROWTH FUND IS NOT YET AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR INVESTMENT DEALER FOR CURRENT INFORMATION ABOUT THE GLOBAL GROWTH FUND'S AVAILABILITY.]

The Growth Fund seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks which demonstrate the potential for appreciation.

The International Fund seeks long term growth of capital by investing primar-ily in securities of issuers domiciled outside the United States.

The Growth-Income Fund seeks growth of capital and income by investing primar-ily in common stocks, or securities which demonstrate the potential for appre-ciation and/or dividends.

The Asset Allocation Fund seeks high total return (including income and capi-tal gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combina-tion.

The High-Yield Bond Fund seeks high current income and secondarily seeks capi-tal appreciation by investing primarily in intermediate and long term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE IN-VESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS. FOR FURTHER INFORMATION ON THE RISKS ASSOCIATED WITH SUCH SECURITIES, PLEASE REFER TO THE PROSPECTUS FOR THE AMERICAN VARIABLE INSURANCE SERIES, WHICH MUST ACCOMPANY OR PRECEDE THIS PRO-SPECTUS AND WHICH SHOULD BE READ CAREFULLY.

The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income securi-ties including: marketable corporate debt securities.

The U.S. Government /AAA-Rated Securities Fund seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the United States Government and other debt securities rated AAA or Aaa.

The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

HOW ARE PREMIUMS PROCESSED?
You determine in the application what portions of net premiums are to be allo-cated to the General Account or the various subaccounts of the Separate Ac-count. Prior to the record date, net premiums are automatically allocated to the General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested in the General Account and the subaccounts of the Separate Account in accordance with your instructions in the application. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Sepa-rate Account.

WHEN DOES MY POLICY TERMINATE?

Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to failure to pay required premiums or due to insufficient net cash surrender value, payment of the death benefit, or ma-turity. During the free look period, you may return the policy for a refund of all premiums paid. Anytime after the free look period and before the second policy anniversary, you may surrender the policy and receive its net cash sur-render value plus any excess sales load. (See Charges and deductions, p. 7.)

After the second policy anniversary, you may surrender the policy and receive its net cash surrender value.

DO I HAVE ACCESS TO THE POLICY VALUES?
You may access the net cash surrender value through loans or withdrawals. You may borrow the net cash surrender value at any time. In addition, subject to some restrictions and charges, you may withdraw portions of the net cash sur-render value after the first policy year. Loans and withdrawals decrease both the death benefit and future policy values and may have federal income tax con-sequences.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?
Sales charges will be deducted from your policy in two forms (a percent of pre-mium charge and a Contingent Deferred Sales Charge) as compensation for distri-bution expenses we incur in the sales process. These distribution expenses in-clude sales commissions, the cost of printing the prospectus and sales litera-ture, and any advertising costs. To the extent that such distribution expenses are not recovered through explicit sales charges, we will recover them from our other assets or surplus, including income from mortality and expense risk charges and cost of insurance charges.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

a. 3.25% for charges deemed to be sales loads as defined by the Investment Com-pany Act of 1940. This item is guaranteed not to exceed 3.25%.

b. 2.50% for premium taxes and other taxes not deemed to be sales loads as de-fined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.50%.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 8 policy years, the policy value is subject to a Contingent Deferred Sales Charge which is deducted if the policy lapses or is surrendered or if the specified amount is voluntar-ily reduced. During the first two policy years, the CDSC is no greater than 44% of the required base minimum premium for the policy. Upon actual surrender or voluntary reduction of specified amount in the first two years of the policy, the actual CDSC is subject to certain maximum allowable sales load limitations. (See Charges and deductions, p. 7.) During the third and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the per-cent indicated in the table on the following page.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 8 policy years, the policy value is subject to a Contingent Deferred Administrative Charge which is deducted if the policy lapses or is surrendered or if the spec-ified amount is voluntarily reduced. The CDAC is no greater than 88% of the re-quired base minimum premium for the policy. During the second and subsequent policy years, the CDAC will equal the first year CDAC times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount and applies during the 8 years following such increase. If a requested increase in specified amount occurs, additional premium will be required if the current net cash surrender value is not suffi-cient to cover the CDAC associated with the increase.

During policy year                                    Percent of CDSC and CDAC
(or after an increase)                                to be deducted
------------------------------------------------------------------------------
2                                                     100%
3                                                     100%
4                                                     100%
5                                                     100%
6                                                      75%
7                                                      50%
8                                                      25%

SURRENDER CHARGE. The total of all Contingent Deferred Sales Charges and all Contingent Deferred Administrative Charges is collectively referred to as the surrender charge. (See Surrender charge, p. 8.)

OTHER CHARGES AND DEDUCTIONS. The policy value will be reduced by certain monthly deductions equal to the sum of a monthly cost of insurance charge (in-cluding the cost of any optional insurance benefits) and a monthly charge equal to $7.50 per month. Currently, no charge is made for transfers of amounts among the General Account and the subaccounts, although a maximum of $10 per transfer may be charged. A Withdrawal charge consisting of a process-ing fee and a possible early withdrawal penalty is deducted from each with-drawal. The early withdrawal penalty portion is applicable only at times when the surrender charge is greater than zero. As a current practice, the with-drawal charge is equal to 3% of the withdrawn amount during the first eight policy years, and is equal to $10 at all other times. This charge is guaran-teed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

A daily charge of .0022191% (which is equivalent to an annual rate of .81%) of the average daily net assets of the Separate Account is currently imposed for Lincoln Life's assumption of certain mortality and expense risks. This charge is guaranteed not to exceed .90%.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the Company reserves the right to make deductions from the policy to pay those taxes.

In addition, because the Separate Account purchases shares of the funds in-volved, the value of the net assets of these subaccounts of the Separate Ac-count will reflect the fees of the investment advisor and other miscellaneous expenses incurred by those funds. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .45% to .55%. See page 9 for more detailed information.

HOW ARE MY POLICY BENEFITS TAXED?

The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters" on pages 18-21. You should note in particular that the taxation of loans, withdrawals and surrenders of a life insurance policy that becomes a Modified Endowment Contract is generally less favorable than distributions from a life insurance policy that is not a Modified Endowment Contract. Your policy will be a Modified Endowment Contract if the premiums you pay exceed certain limits referred to as the 7-pay Limita-tion.

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE

Lincoln National Life Insurance Co. is a stock life insurance company incorpo-rated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering individual life insurance policies and annuity contracts, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands.

Lincoln Life is wholly owned by Lincoln National Corp., a publicly held insur-ance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through subsidiaries, Lin-coln National Corp. engages primarily in the issuance of health-life insurance and annuities, property-casualty insurance, and other financial services.

THE GENERAL ACCOUNT
The General Account refers to the General Account of Lincoln Life. The General Account consists of all assets owned by Lincoln Life other than those allo-cated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Be-cause of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

THE SEPARATE ACCOUNT

Lincoln Life Flexible Premium Variable Life Account J (Separate Account) was established by Lincoln Life as a Separate Account on March 9, 1994. Although the assets of the Separate Account are the property of Lincoln Life, the laws of Indiana under which the Separate Account was established provide that the assets in the Separate Account attributable to the policies are not chargeable with liabilities arising out of any other business which Lincoln Life may con-duct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies supported by it. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open. The New York Stock Exchange is cur-rently closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Separate Account has been registered as an investment company under the Investment Company Act of 1940 and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment prac-tices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into nine subaccounts. Each subaccount invests exclusively in shares of one of the funds comprising the American Variable In-surance Series: the Global Growth Fund, the Growth Fund, the International Fund, the Bond Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Lincoln Life may conduct. The funds are also invested in by Lincoln Life variable annuity contract holders. For an explanation of the risk involved with such mixed and/or shared funding, see the prospectus for the un-derlying funds.

There is no assurance that any fund of the American Variable Insurance Series will achieve its stated investment objective. For a complete description of the American Variable Insurance Series, please refer to the prospectus for the Series which must accompany or precede this prospectus and which should be read carefully.

THE INVESTMENT ADVISER

Capital Research and Management Co., an investment management organization founded in 1931, is the investment advisor to the series and other mutual funds, including those in The American Funds Group. Capital Research and Man-agement Co. is located at 333 South Hope Street, Los Angeles, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92621. Capital Research and Management is registered with the Securities and Exchange Commission as an in-vestment advisor.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
Lincoln Life does not control the investment advisor and therefore cannot guarantee that the American Variable Insurance Series or any particular funds will be available for investment by the subaccounts. Lincoln Life reserves the right, subject to compliance with applicable law, to make additions to, dele-tions from, or substitutions for the shares that are held by the Separate Ac-count or that the Separate Account may purchase. Lincoln Life reserves the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an own-er's interest in a subaccount of the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, at the sole discretion of Lincoln Life, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Lincoln Life may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment condi-tions warrant.

In the event of any such substitution or change, Lincoln Life may by appropri-ate endorsement make such changes in the policy as may be necessary or appro-priate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY
Individuals wishing to purchase a policy must send a completed application to Lincoln Life, 1300 South Clinton Street, Fort Wayne, Ind. 46802. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or under who supply satisfactory evidence of insurability sufficient to Lincoln Life. Acceptance is subject to Lincoln Life's underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by sup-plemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount; the number of units purchased is determined by dividing the dollar amount of the transac-tion by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrender and surrender charges, transfers of values out of a subaccount and transfer charges, or monthly de-ductions), units are redeemed from that subaccount; the number of units re-deemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT ANDALLOCATION OF PREMIUMS

Subject to certain limitations, an owner has considerable flexibility in de-termining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (mi-nus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death benefit guarantee, p. 11), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guar-antee monthly premium is based on the base minimum premium per $1,000 of spec-ified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and substandard extra charges. A table of base minimum premi-ums per $1,000 of specified amount is in Appendix A, p. 23-24.

The owner may designate in the application one of several ways to pay the death benefit guarantee monthly premium. The owner may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, the owner may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre- authorized check. Premi-ums, other than the initial premium, are payable only at the Home Office of Lincoln Life.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. The owner is not required to pay premiums in accord with this schedule. Furthermore, the owner has flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the re-quired death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is be-ing continued under the death benefit guarantee, (see Death benefit guarantee, p. 11), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and rein-statement, p. 14.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Internal Revenue Code 1986, as amended (the Code), an owner may make unscheduled pre-mium payments at any time in any amount during the lifetime of the insured un-til the maturity date. Monies received that are not designated as premium pay-ments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled pre-mium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations es-tablished for life insurance policies to meet the definition of life insur-ance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy dura-tion. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Lincoln Life will only ac-cept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt and no further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a pol-icy are dependent in part on whether or not the policy becomes a Modified En-dowment Contract. A policy will become a Modified Endowment Contract if premi-ums paid into the policy cause the policy to fail the 7-pay test set forth un-der Section 7702A of the Code. Lincoln Life will monitor premiums paid into each policy after the date of this prospectus to determine when a premium pay-ment will exceed the 7-pay test and cause the policy to become a Modified Endowment Contract. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a Modified Endowment Contract, any pre-miums in excess of the 7-pay Limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. If the owner has not given Lincoln Life in-structions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the owner. The letter of notification will include the available op-tions, if any, for remedying the Modified Endowment Contract status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of pre-mium charge (see Percent of premium charge, p. 7).

ALLOCATION OF NET PREMIUMS. In the application for a policy, the owner can al-locate net premiums or portions thereof to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the ap-plication, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is re-corded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Net premiums will continue to be allocated to the Gen-eral Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with the owner's per-centage allocation in the application. No charge will be imposed for this ini-tial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with the owner's instructions in the application. The minimum percentage of each pre-mium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to Lincoln Life, unless the owner has made previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. Owners should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

The owner may wish to make uniform monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging (DCA) program. Under the program, the owner desig-nates the total amount of policy value ($5,000 minimum) to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

The theory of DCA is that transfers of uniform dollar amounts purchase a greater number of subaccount units when unit values are relatively low than are purchased when unit values are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the av-erage of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases un-der the program, nor will it prevent or necessarily alleviate losses in a de-clining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to Lincoln Life.

EFFECTIVE DATE
For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the applica-tion. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life.

For any increase, the effective date will be the first monthly anniversary day on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

RIGHT TO EXAMINE POLICY
The owner may, until a specified period of time has expired, examine the pol-icy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not ex-pire sooner than the latest of ten days after receipt of the policy, 45 days after Part 1 of the application is completed, or ten days after the Notice of Withdrawal Right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to ei-ther Lincoln Life at its Home Office or to the registered agent who sold it.

POLICY TERMINATION
All coverage under the policy will terminate when any one of the following oc-curs: 1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision, 2) the policy is surrendered, 3) the insured dies, or 4) the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

1. Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider.

2. Administering the policy.

3. Assuming certain risks in connection with the policy.

4. Incurring expenses in distributing the policy.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

a. 3.25% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 3.25%.

b. 2.50% for premium taxes and other taxes not deemed to be sales loads as de-fined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.50%.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 8 policy years, the policy value is subject to a Contingent Deferred Sales Charge which is de-ducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the ta-ble of surrender charges (see Appendix B, pp. 25-26) times one-third. (For ex-ample, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the poli-cy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.

During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 8 policy years, the policy value is subject to a Contingent Deferred Administrative Charge which is deducted if the policy lapses or is surrendered or upon a vol-untary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B, pp. 25-26) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).

During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the table below. An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or the surrender of the policy or upon a voluntary reduction of the increased speci-fied amount at any time during the 8 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued pol-icy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the table be-low, where policy year is calculated from the date of the increase.

During policy year                                    Percent of CDSD and CDAC
(or after an increase)                                to be deducted
------------------------------------------------------------------------------
2                                                     100%
3                                                     100%
4                                                     100%
5                                                     100%
6                                                      75%
7                                                      50%
8                                                      25%

When the owner requests an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is suf-ficient to cover the CDAC associated with the increase, as well as the in-crease in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that addi-tional premium.

SURRENDER CHARGE. The total of all Contingent Deferred Sales Charges and all Contingent Deferred Administrative Charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Ap-pendix B. For surrender charges during policy years 6 through 8 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, ad-ditional surrender charges apply. During the first 8 years after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Or-dinarily, the monthly deductions are deducted from the policy value in propor-tion to the values in the General Account and the subaccounts. The monthly de-ductions may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy val-ue. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts. The cost of insurance charges may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. On each monthly anniver-sary day, Lincoln Life will determine the monthly cost of insurance for the following month as equal to:

a. the death benefit on the monthly anniversary day; divided by

b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

c. the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

d. 1,000; the result multiplied by

e. the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age, rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations, and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insur-ance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guar-anteed maximum insurance rates shown in the policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age last birthday, for attained ages under sixteen; on the 1980 Commissioner's Standard Ordinary Nonsmoker Mortality Table Age last birthday, or the 1980 Commissioner's Stan-dard Ordinary Smoker Mortality Table Age last birthday, for attained ages six-teen and over, depending on the smoking status of the insured. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a standard rate class or rate classes in-volving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also di-vided into four categories: Preferred nonsmoker, Standard nonsmoker, Preferred smoker, and Standard smoker. Insureds who are Standard nonsmoker or Preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are Preferred smoker or Preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are Standard smoker or Standard nonsmoker respectively.

The specified amount of the policy will affect the cost of insurance rates ap-plied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

MONTHLY CHARGE. A monthly charge of $7.50 is deducted from the policy value each month the policy is in force to compensate Lincoln Life for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. Lincoln Life does not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the poli-cy.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds de-ducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge has the effect of reducing the investment re-sults credited to the subaccounts.

Because the Separate Account purchases shares of the funds involved, the value of the net assets of the subaccounts of the Separate Account will reflect not only the fees of the investment advisor, but also other miscellaneous expenses incurred by those funds.

The asset management charges, miscellaneous expenses and total expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience, where applicable, to be as follows:

                                Asset Mgt.                   Misc.
Fund                            Charge*                      Expenses*                   Total*
-----------------------------------------------------------------------------------------------
Global Growth**                    .75%                        .06%                       .81%
Growth                             .42%                        .02%                       .44%
International                      .61%                        .08%                       .69%
Growth-Income                      .39%                        .02%                       .41%
Asset Allocation                   .47%                        .02%                       .49%
High-Yield Bond                    .50%                        .03%                       .53%
Bond                               .51%                        .01%                       .52%
U. S. Gov't/AAA-Rated              .51%                        .02%                       .53%
Cash Management                    .45%                        .02%                       .47%

*Expressed as an annual percentage of each fund's average daily net assets.

**New fund, with no prior fiscal year experience.

See the funds' prospectus for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results cred-ited to the subaccounts. The daily rate currently charged is .0022191% (which is equivalent to an annual rate of .81 of 1%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guar-anteed not to exceed .90 of 1% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits will be payable. The expense risk assumed is that expenses incurred in issuing and ad-ministering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently lim-ited voluntarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first eight policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further ex-cess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be trans-ferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the Company may make deductions from the policy to pay those taxes. (See Federal tax matters, p. 18).

REDUCTION OF CHARGES
The percent of premium charge, surrender charge and monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales or administrative expenses. In particular, the percent of premium charge and surrender charge will not be deducted on policies issued to employ-ees and registered representative of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of Lincoln National Corp. or The Capital Group, Inc. or their affiliated or managed companies (based on the owner's status at the time the policy was purchased). The amounts of any reductions will reflect the re-duced sales and administrative expenses resulting from the special circumstanc-es. Reductions will not be unfairly discriminatory against any person, includ-ing the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE UNIVERSAL LIFE POLICIES
Existing Lincoln Life Universal Life policies may currently be exchanged for a policy described in this prospectus. Because Lincoln Life's expenses are re-duced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a cur-rent practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life Variable Life policies may not be exchanged unless or until Lincoln Life receives special exemptive relief from the Securi-ties and Exchange Commission to honor such exchange requests.

TERM CONVERSION CREDITS

Lincoln Life currently has a term conversion program which gives premium cred-its to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance com-panies may be converted to the policy under this program and receive term con-version credits. Except for guaranteed term conversion privileges provided un-der some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of in-surability satisfactory to Lincoln Life. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly dis-criminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

As long as the policy remains in force (see Policy lapse and reinstatement, p.
14), Lincoln Life will, upon proof of the insured's death, pay the death bene-fit proceeds of the policy to the named beneficiary in accordance with the des-ignated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options, p. 15.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be re-duced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement, p. 14.) These proceeds will be further increased by any ad-ditional insurance on the insured provided by rider.

The policy provides two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes, p. 12.)

TYPE 1. The death benefit is the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at anytime is based on the attained age of the insured as of the beginning of the policy year.

TYPE 2.The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or de-crease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus pol-icy value coverage.

*The specified percentages are shown in the table that follows:

Attained     Specified        Attained       Specified        Attained       Specified
age          percentage       age            percentage       age            percentage
---------------------------------------------------------------------------------------
40 OR
YOUNGER      250%             59             134%             91             104%
41           243              60             130              92             103
42           236              61             128              93             102
43           229              62             126              94             101
44           222              63             124              95 OR          100
45           215              64             122              OLDER
46           209              65             120
47           203              66             119
48           197              67             118
49           191              68             117
50           185              69             116
51           178              70             115
52           171              71             113
53           164              72             111
54           157              73             109
55           150              74             107
56           146              75             105
57           142              THROUGH
58           138              90

EXAMPLES. For both examples, assume that the insured is under the age of 40 and that there is no outstanding policy loan.

Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance proceeds. However, because life insurance proceeds cannot be less than 250% (the applicable specified percentage) of policy val-ue, any time the policy value of this policy exceeds $100,000, life insurance proceeds will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will in-crease the life insurance proceeds by $2.50. Thus, for a policy with a speci-fied amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to life insurance proceeds of $500,000 (250% x $200,000); a policy value of $300,000 will yield life insurance proceeds of $750,000 (250% x $300,000); a policy value of $500,000 will yield life insurance proceeds of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance proceeds by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance proceeds will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance proceeds of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield life insurance proceeds equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield life insurance proceeds of $350,000 ($250,000 + $100,000). The life insurance proceeds cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance proceeds will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance proceeds by $2.50. A policy with a policy value of $200,000 will therefore have life insurance proceeds of $500,000 (250% x $200,000); a policy value of $500,000 will yield life insurance proceeds of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield life insurance proceeds of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance proceeds by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance proceeds will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment per-formance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the at-tained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE
Lincoln Life expects payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some sit-uations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, Lincoln Life will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met. Lin-coln Life makes no charge for this additional benefit.

POLICY CHANGES
CHANGE IN TYPE OF DEATH BENEFIT. The owner may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to Lincoln Life. The change will be effective on the first monthly anniversary day on or next following the day Lincoln Life receives the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, the owner may request to increase or decrease the specified amount at any time. The request for such a change must be from the owner and in writing on a form suit-able to Lincoln Life. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by Lincoln Life. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases suc-cessively, and finally against insurance provided under the original applica-tion. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental ap-plication. Such increase will be subject to evidence of insurability satisfac-tory to Lincoln Life and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for in-crease is approved.

POLICY VALUE
The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The pol-icy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

 a. The monthly charge;

 b. The cost of insurance for the first month;

 c. Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

 d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals;

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes;

 i. All partial surrender charges deducted since the preceding day;

 j. The monthly charge;

 k. The cost of insurance for the following month;

 l. Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

 d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals;

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes;

 i. All partial surrender charges deducted since the preceding day.

The charges and deductions described above are further discussed in Charges and deductions, p. 7.

GROSS INVESTMENT RESULTS. The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

NET INVESTMENT RESULTS. The net investment results are the gross investment results minus the asset management charges and any miscellaneous fund ex-penses, and minus the mortality and expense risk charge.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regu-lations.

TRANSFER BETWEEN SUBACCOUNTS
Any time after the record date, the owner may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writ-ing on a form suitable to Lincoln Life; transfers may be made by telephone re-quest only if the owner has previously authorized telephone transfers in writ-ing on a form suitable to Lincoln Life. Lincoln Life will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at the Home Office at Lincoln Life. A transfer charge of $10 is made for each transfer and is de-ducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a pol-icy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT
Any time after the record date, the owner may also request to transfer amounts from the Separate Account to the General Account. However, transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first six policy months. There is no minimum transfer amount; however, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

LOANS

At any time while the policy is in force the owner may make written request for a loan against the policy. A written loan agreement will be executed be-tween the owner and Lincoln Life. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at the Home Office of Lincoln Life. Payments may be postponed under certain circumstances. (See Postponement of payments, p. 16.)

A loan taken from, or secured by, a policy may have federal income tax conse-quences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters, p. 18.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known ad-dress of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Pol-icy lapse and reinstatement, p. 14.)

LOAN INTEREST. Interest on any loan will be payable annually in advance at an annual rate of 6.0%, which is 6.38% effective annual rate of interest. Any in-terest not paid when due will be added to the loan amount and will bear inter-est at the same policy loan rate.

DEDUCTION OF LOAN AND LOAN INTEREST. Ordinarily the amount of any loan or un-paid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an an-nual rate of no less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.0%. The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the invest-ment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death ben-efit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. They may be allocated by some other method if the owner requests it, and if such method is acceptable to Lincoln Life. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, a cash withdrawal may be made from the policy value. The amount and timing of the withdrawal is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the with-drawal may not be more than 20% of the net cash surrender value (except that Lincoln Life has the current practice of waiving the 20% limitation after the eighth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 8 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. The owner should be aware that withdrawals may result in the owner incurring a tax liability. (See Federal tax matters, p. 18.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to Lincoln Life.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a re-duction in the death benefit equal to the specified percentage times the re-duction in policy value. (See Death benefit and death benefit types, p. 10.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to Lincoln Life.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at the Home Office of Lincoln Life. Pay-ment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments, p. 16.)

POLICY LAPSE AND REINSTATEMENT

During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death bene-fit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee, p. 11) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for pur-poses of policy loans and surrenders. Regardless of premium payments or cur-rent net cash surrender value, coverage will never be continued beyond the ma-turity date of the policy.

A grace period of 61 days will begin on the date Lincoln Life sends a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. Any net cash surrender value will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be de-ducted from the death benefit.

A lapsed policy may be reinstated at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to Lincoln Life and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for rein-statement is approved.

SURRENDER OF THE POLICY
The owner may surrender the policy at any time during the lifetime of the in-sured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. The request must be made in writing on a form suitable to Lincoln Life. The request will be effective the date the request is received in the Home Office of Lincoln Life, or at a later date if so requested by the owner. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at the Home Of-fice of Lincoln Life. The surrender of the policy may have tax consequences.

PROCEEDS AND PAYMENT OPTIONS
PROCEEDS. The amount payable under the policy on the maturity date, on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and inter-est credited thereon may be applied to any payment option available from Lin-coln Life at the time payment is to be made. Under certain conditions, payment options will only be available with the consent of Lincoln Life. Such condi-tions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, approval by Lincoln Life is needed before any proceeds can be applied to a payment option.

The owner may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provi-sion.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by Lincoln Life on the option date. Additional interest as determined by Lincoln Life may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is pro-vided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment con-tract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any sup-plemental application, plus any riders, plus any amendments. The policy is is-sued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on Lincoln Life only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in the profit or surplus earnings of Lincoln Life.

SUICIDE
If the insured commits suicide, while sane or insane, within two years from the policy date, the total liability of Lincoln Life under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, mi-nus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with re-spect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY
All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. State-ments may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstate-ment, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX
If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be pur-chased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY
The owner of the policy is the owner identified in the application, or a suc-cessor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner. The request must be in writing on a form suitable to Lincoln Life. The change will be effective the day that the request is received in the Home Of-fice of Lincoln Life. Lincoln Life will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will re-ceive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to Lincoln Life. Lincoln Life reserves the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. Fur-thermore, if no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT
Any assignment of the policy will not be binding on Lincoln Life unless it is in writing on a form suitable to Lincoln Life and is received at the Home Of-fice. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assign-ment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

Lincoln Life will maintain all records relating to the Separate Account. Lin-coln Life will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surren-der value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the con-tract is delivered. In addition, Lincoln Life will provide to policyowners semi-annually, or otherwise as may be required by regulations under the In-vestment Company Act of 1940, a report containing information about the opera-tions of the funds.

We have entered into an agreement with Delaware Management Holdings, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES
At the owner's request, Lincoln Life will provide a report to the owner which shows projected future results. The request must be in writing on a form suit-able to Lincoln Life. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or Lincoln Life. A reasonable fee may be charged for this projec-tion.

POSTPONEMENT OF PAYMENTS
Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (ii) the Commission by order per-mits postponement for the protection of owners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets. Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the own-er's bank.

RIDERS
The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary In-sured may be added as an Other Insured on the base plan. Likewise, other indi-viduals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to pur-chase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adop-tion of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary In-sured, and/or those covered under the Term Rider for Covered Insured. The Ac-cidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The mini-mum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total dis-ability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through
64. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premi-um. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are nec-essary. The cost of insurance for this rider is deducted monthly from the pol-icy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insur-ability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insur-ability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the op-tion date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of in-surance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider is available to issue ages 0 through 80 and gives the owner the right to receive a portion of the death ben-efit prior to death if the insured is diagnosed as having an illness which with rea-sonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all ad-vanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. There is no cost of insurance for this rid-er, but an administrative expense charge is payable upon application for bene-fits.

JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider is available for issue ages 20 to 80. This rider provides term insurance for two, three, or four indi-viduals and pays the Joint Life Term death benefit upon the death of the first to die of the Covered Insureds. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.

LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider is available for is-sue ages 20 to 85 if the average of the ages does not exceed 80. This rider provides term insurance for two, three, or four individuals and pays the Last Survivor Term death benefit upon the death of the last to die of the Covered Insureds. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for covered insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and can-not be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the Last Survivor Term rider to which it is attached.

DISTRIBUTION OF THE POLICY

Lincoln Life intends to offer the policy in all jurisdictions where it is li-censed to do business.

Lincoln Life and American Fund Distributors, Inc. (AFD) are the co-principal underwriters for the policies. Both Lincoln Life and AFD are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securi-ties Dealers (NASD). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal business address of AFD is 333 South Hope Street, Los Angeles, Calif. 90071.

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Lincoln Life, are also its registered representa-tives. The policy will also be sold by properly licensed representatives of in-dependent broker-dealers which in turn have selling agreements with AFD and have been appropriately licensed by state insurance departments as agents of Lincoln Life. These representatives ordinarily receive commission and service fees up to 80% of the first year required premium (the Death Benefit Guarantee Monthly Premium times 12), plus up to 3.0% of all other premiums paid, plus
 .25% of accumulated policy values in the third policy year and each year there-after. The local agency or broker-dealer receives additional compensation on the first year required premium and all additional premiums, plus a small per-centage of accumulated policy values. In some situations, the local agency or broker-dealer may elect to share its commission with the registered representa-tive. Selling representatives are also eligible for bonuses and non-cash com-pensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under the poli-cy.

FEDERAL TAX MATTERS

The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not pur-port either to be complete or to cover all situations; this discussion is not in-tended to be taken as tax advice.
Consult a qualified tax advisor for more complete information. This discussion is based upon Lincoln Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No rep-resentation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Federal tax laws may change without notice and as a result the taxable consequences to the insured, policy-owner, or beneficiary may be altered.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the Code) in-cludes a definition of a life insurance contract for federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the Treasury) is authorized to prescribe regulations interpreting the manner in which the tests under section 7702 are to be applied, such regulations have not been is-sued. In addition, section 7702 of the Code was amended by imposing certain modified requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance of the policies with section 7702. Guidance as to how these modified requirements are to be applied is extremely limited. If a policy was determined not to be a life insurance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance poli-cy.

With respect to a policy (other than a policy in respect of a smoker) issued on the basis of a standard rate class or a rate class involving a lower mor-tality risk (i.e., preferred basis), while there is some uncertainty due to the lack of regulations and the limited guidance on the modified section 7702 requirements, Lincoln Life nonetheless believes that such a policy should meet the section 7702 definition of a life insurance contract. With respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), a policy in respect of a smoker issued on a standard rate class or a rate class with a lower mortality risk, or a policy which has a last survivor of multiple insureds or first to die of multiple insureds fea-ture, there is even less guidance in particular as to how the modified re-quirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. If it is subsequently determined that a policy does not satisfy section 7702, Lincoln Life will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any premiums refunded as required by law). For these reasons, Lincoln Life reserves the right to modify the policy as neces-sary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regula-tion or otherwise for the investments of the Separate Account to be "ade-quately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds in which it invests, intends to comply with the diversification require-ments prescribed in Treasury Regulations, which affect how each fund's assets may be invested. Lincoln Life does not have control over the American Variable Insurance Series or its investments. Nonetheless, Lincoln Life believes that the funds will be operated in compliance with the requirements prescribed by the Treasury.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which policyowners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provid-ed, the policy may need to be modified to comply with such guidance. It is not clear what this additional guidance will provide nor whether it will be ap-plied on a prospective basis only. For these reasons, Lincoln Life reserves the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Treasury Department has indicated that guidelines may be forthcoming under which a variable life contract will not be treated as a life insurance con-tract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may require the company to impose limitations on a contract owner's right to con-trol the investment. It is not known whether any such guidelines would have a retroactive effect.

The following discussion assumes that the policy will qualify as a life insur-ance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
1. IN GENERAL. Lincoln Life believes that the proceeds and cash value in-creases of a policy should be treated in a manner consistent with a fixed ben-efit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

A change in a policy's specified amount, a change in death benefit option, the payment of premiums, the addition of additional insurance, a policy loan, a partial withdrawal, a lapse with outstanding indebtedness, exchange of a poli-cy, or a surrender may have tax consequences depending upon the circumstances. In addition, federal estate and generation skipping transfer, and state and local estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. General-ly, the owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the policy until there is a distri-bution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract" under section 7702A.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a Modified Endow-ment Contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. In addition, if a policy is "materi-ally changed", it may be treated as a Modified Endowment Contract depending upon such relationship after such change. The premium limitation and material change rules for determining whether a policy is a Modified Endowment Contract are extremely complex. Moreover, due to the policy's flexibility, classifica-tion of a policy as a Modified Endowment Contract will depend upon the circum-stances of each policy. Accordingly, a prospective owner should contact a com-petent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a Modified Endowment Contract. In addition, an owner should contact a competent tax advisor before paying any additional pre-mium or making any other change to, including an exchange of, a policy to de-termine whether such premium payment or change would cause the policy to be treated as a Modified Endowment Contract.

Lincoln Life will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay Lim-itation and cause the policy to become a Modified Endowment Contract. In sim-plified terms, the 7-pay Limitation is satisfied only if the accumulated pre-miums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a Modified Endowment Contract, any pre-miums in excess of the 7-pay Limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the own-er. The letter of notification will include the available options, if any, for remedying the Modified Endowment Contract status of the policy.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the follow-ing tax rules: First, all distributions, including distributions upon surren-der and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the pol-icy at such time. Second, loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed accordingly. Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income ex-cept where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a se-ries of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary. Fourth, the Cost of In-surance for certain riders which are not "qualified additional benefits" such as the Convalescent Care Rider may be treated as distributions from such a policy and taxed accordingly.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a policy that is not classified as a Modified Endowment Contract are generally treated as first recovering the investment in the pol-icy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the specified amount, a change in death benefits from Type 2 to Type 1, or any other change that reduces bene-fits under the policy in the first 15-years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.

Loans from, or secured by, a policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebted-ness of the owner.

Upon a complete surrender or lapse of a policy that is not a Modified Endow-ment Contract, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total invest-ment in the policy, the excess will generally be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a Modified Endow-ment Contract are subject to the 10 percent additional income tax.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible. In addition, interest on any loan under a policy owned by a taxpayer and covering the life of any indi-vidual who is an officer of or is financially interested in the business car-ried on by that taxpayer will not be tax deductible to the extent the aggre-gate amount of such loans with respect to contracts covering such individual exceeds $50,000. No amount of policy loan interest is, however, deductible if the policy was deemed for federal tax purposes to be a single premium life in-surance contract. For interest paid or accrued after October 13, 1996, addi-tional rules apply which may reduce or eliminate any interest deduction. The owner should consult a competent tax advisor concerning the rules and limita-tions.

6. INVESTMENT IN THE POLICY. Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus, (iii) the amount of any loan from, or secured by, a policy that is a Modified Endow-ment Contract to the extent that such amount is included in the gross income of the owner.

7. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Lin-coln Life (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in gross income under section 72(e) of the Code.

8. TAXATION OF CONVALESCENT CARE BENEFIT RIDER AND ACCELERATED BENEFIT ELEC-TION RIDER. Lincoln Life believes that any benefits paid under the Accelerated Benefit Election Rider generally will be excludable from the recipient's in-come. It is unclear whether Convalescent Care Benefit Riders issued prior to January 1, 1997, constitute qualified long-term care insurance contracts under the Code. If a rider is qualified, long-term care benefits generally will be excludable from income. (Benefits received may be includable in income, howev-er, if other long-term care insurance contracts or riders cover the insured.) If a rider is not qualified, benefits may be includable in income. In addi-tion, Convalescent Care Benefit Riders issued after December 31, 1996, do not constitute qualified long-term care insurance contracts under the Code. Thus, benefits received from such riders may be includable in income.

TAXATION OF THE SEPARATE ACCOUNT
Lincoln Life does not initially expect to incur any income tax upon the earn-ings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Ac-count for Federal income taxes which may be attributable to the Separate Ac-count. If, however, Lincoln Life determines that it may incur such taxes, it may assess a charge for those taxes from the Separate Account.

VOTING RIGHTS

To the extent required by law, Lincoln Life will vote shares of the funds held in the Separate Account at regular and special shareholder meetings of the funds in accordance with instructions received from persons having voting in-terests in the Separate Account. If, however, the Investment Company Act of l940 or any regulation thereunder should be amended or if the present inter-pretation thereof should change, and as a result Lincoln Life determines that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Frac-tional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the various series for deter-mining shareholders eligible to vote at the meetings of the funds. Voting in-structions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds. Lincoln Life will vote shares of each fund as to which no timely instructions are received in propor-tion to the voting instructions which are received with respect to all Poli-cies participating in that fund. Each person having a voting interest will re-ceive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. Lincoln Life may, when required by state in-surance regulatory authorities, disregard voting instructions if the instruc-tions require that the shares be voted so as to cause a change in the sub-classification or investment objective of any of the funds or to approve or disapprove an investment advisory contract for a fund. In addition, Lincoln Life itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund if Lincoln Life reasonably disapproves of such changes. A change would be disap-proved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Lincoln Life determined that the change would have an adverse effect on its General Account in that the proposed investment policy for any fund may result in overly speculative or unsound investments. In the event Lincoln Life does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to policyowners.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indi-ana, is subject to regulation by the Insurance Department of the State of In-diana. An annual statement is filed with the Indiana Department of Insurance (Department) on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and re-serves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Ac-count assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers directors and employees of Lincoln Life. The bond, which was issued by Fidelity and Deposit Co. of Maryland cov-ers up to $25,000,000.

The funds do not issue certificates. Thus, Lincoln Life holds the Separate Ac-count's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which Lincoln Life or the Separate Account are party, or to which any of their property is subject. The co-principal underwriter, AFD, is not engaged in any material litigation of any nature.

EXPERTS

The financial statements of the Separate Account and consolidated financial statements and schedules of Lincoln Life appearing in this prospectus and reg-istration statement have been audited by Ernst & Young LLP, independent audi-tors, to the extent indicated in their reports thereon also appearing else-where herein and in the registration statement. Such financial statements and schedules have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Denis G. Schwartz, FSA, as stated in the opinion filed as an exhibit to the registra-tion statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Com-mission, under the Securities Act of l933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the Registration Statement, to all of which reference is made for further informa-tion concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the pol-icy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

                                     Prf NS        =            Preferred nonsmoker
                                     Std NS        =            Standard nonsmoker
                                     Prf SM        =            Preferred smoker
                                     Std SM        =            Standard smoker

Base minimum premiums Per $1,000 of specified amount*

Male (or unisex), age on policy date

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
 0      **      3.62      **       **
---------------------------------------------------------------------------------
 1              2.12                       41    8.33     8.81     11.82    12.18
 2              2.12                       42    8.80     9.28     12.88    13.24
 3              2.12                       43    9.17     9.77     13.81    14.29
 4              2.12                       44    9.69    10.29     15.17    15.53
 5              2.12                       45   10.12    10.84     16.46    16.94
---------------------------------------------------------------------------------
 6              2.12                       46   10.59    11.43     17.58    18.18
 7              2.12                       47   11.34    12.18     18.69    19.41
 8              2.13                       48   11.98    13.06     20.10    20.82
 9              2.21                       49   12.86    13.94     21.52    22.24
10              2.31                       50   13.80    15.00     22.98    23.82
---------------------------------------------------------------------------------
11              2.41                       51   14.92    16.24     24.75    25.59
12              2.65                       52    16.0    17.47     26.57    27.53
13              3.00                       53   17.27    18.71     28.74    29.82
14              3.18                       54   18.73    20.29     31.04    32.12
15              3.35                       55   20.26    22.06     33.39    34.59
---------------------------------------------------------------------------------
16     3.59     3.71     4.29     4.41     56   21.90    23.82     35.66    36.98
17     3.94     4.06     4.64     4.76     57   23.72    25.76     36.62    38.06
18     4.12     4.24     4.82     4.94     58   25.72    27.88     37.59    39.15
19     4.12     4.24     4.82     4.94     59   27.78    30.18     38.68    40.36
20     4.12     4.24     5.00     5.12     60   30.13    32.65     39.90    41.70
---------------------------------------------------------------------------------
21     4.12     4.24     5.05     5.29     61   32.83    35.47     41.25    43.17
22     4.12     4.24     5.05     5.29     62   34.55    37.43     42.79    44.83
23     4.12     4.24     5.23     5.47     63   35.58    38.70     44.46    46.74
24     4.12     4.24     5.41     5.65     64   36.80    40.04     46.01    48.65
25     4.12     4.24     5.41     5.65     65   38.03    41.51     47.93    50.57
---------------------------------------------------------------------------------
26     4.17     4.29     5.41     5.65     66   38.73    42.39     51.20    52.47
27     4.36     4.48     5.41     5.65     67   39.58    43.30     53.53    54.93
28     4.57     4.69     5.41     5.65     68   41.17    45.11     55.99    57.52
29     4.78     4.90     5.60     5.84     69   43.28    47.35     58.82    60.26
30     5.01     5.13     5.94     6.18     70   45.66    49.78     61.93    63.21
---------------------------------------------------------------------------------
31     5.26     5.38     6.18     6.42     71   48.30    52.46     65.39    66.41
32     5.52     5.64     6.50     6.74     72   51.55    55.63     69.24    70.09
33     5.80     5.92     6.84     7.08     73   55.35    59.42     73.74    74.33
34     6.09     6.21     7.20     7.44     74   59.69    63.68     78.52    78.90
35     6.40     6.52     7.58     7.82     75   64.41    68.23     83.30    83.55
---------------------------------------------------------------------------------
36     6.73     6.85     7.99     8.23     76   69.46    72.85     87.78    88.03
37     7.08     7.20     8.42     8.66     77   74.84    77.72     92.28    92.54
38     7.21     7.57     9.11     9.35     78   80.70    82.95     96.81    97.06
39     7.60     7.96     9.88    10.24     79   87.32    88.72    101.48   101.74
40     8.02     8.38    10.76    11.12     80   94.43    95.11    106.44   106.69
---------------------------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the speci-fied amount divided by 1000 times the number shown for the age and classifica-tion of the insured, then add $100 per policy and divide the result by 12. Ad-ditional amounts are required for riders and/or substandards.

** This classification is not available below the age of 16.

APPENDIX A CONTINUED

                                                      Prf NS
                                                           = Preferred
Base minimum premiums Per $1,000 of specified amount*      nonsmoker
                                                      Std NS
                                                           = Standard
                                                           nonsmoker
                                                      Prf SM
                                                           = Preferred smoker
Female, age on policy date                            Std SM
                                                           = Standard smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
 0       **     2.98       **       **
---------------------------------------------------------------------------------
 1              1.76                      41     7.06     7.42     9.29     9.53
 2              1.76                      42     7.43     7.79     9.88    10.24
 3              1.76                      43     7.70     8.18    10.58    10.94
 4              1.76                      44     7.99     8.59    11.64    12.00
 5              1.76                      45     8.42     9.02    12.70    13.06
---------------------------------------------------------------------------------
 6              1.76                      46     8.76     9.48    13.46    13.94
 7              1.76                      47     9.24     9.96    14.34    14.82
 8              1.76                      48     9.63    10.47    15.28    15.88
 9              1.83                      49    10.06    11.02    16.52    17.12
10              1.90                      50    10.69    11.65    17.75    18.35
---------------------------------------------------------------------------------
11              1.98                      51    11.57    12.53    19.04    19.76
12              2.12                      52    12.33    13.41    20.46    21.18
13              2.15                      53    13.21    14.29    21.75    22.59
14              2.24                      54    14.15    15.35    23.16    24.00
15              2.33                      55    14.92    16.24    24.57    25.41
---------------------------------------------------------------------------------
16     2.30     2.42     2.76     2.88    56    15.62    16.94    25.69    26.65
17     2.40     2.52     2.88     3.00    57    16.38    17.82    26.92    27.88
18     2.51     2.63     3.06     3.18    58    17.15    18.71    28.04    29.12
19     2.62     2.74     3.13     3.25    59    18.03    19.59    29.27    30.35
20     2.73     2.85     3.28     3.40    60    19.26    20.82    31.04    32.12
---------------------------------------------------------------------------------
21     2.85     2.97     3.43     3.55    61    20.73    22.41    33.21    34.41
22     2.98     3.10     3.58     3.70    62    22.73    24.53    35.60    36.92
23     3.12     3.24     3.74     3.86    63    25.08    27.00    36.75    38.19
24     3.25     3.37     3.92     4.04    64    27.61    29.65    37.97    39.53
25     3.41     3.53     4.10     4.22    65    30.19    32.47    39.19    40.87
---------------------------------------------------------------------------------
26     3.56     3.68     4.29     4.41    66    32.23    34.59    39.74    41.52
27     3.73     3.85     4.49     4.61    67    33.48    35.93    40.14    42.12
28     3.90     4.02     4.71     4.83    68    33.83    36.35    41.44    42.92
29     4.09     4.21     4.93     5.05    69    34.44    36.92    43.19    44.63
30     4.28     4.40     5.17     5.29    70    35.49    38.12    45.32    46.67
---------------------------------------------------------------------------------
31     4.37     4.61     5.42     5.54    71    37.48    40.19    47.97    49.20
32     4.59     4.83     5.69     5.81    72    39.99    42.75    51.10    52.29
33     4.82     5.06     5.97     6.09    73    43.05    45.85    54.79    55.89
34     5.06     5.30     6.27     6.39    74    46.75    49.51    59.11    60.04
35     5.32     5.56     6.58     6.70    75    50.82    53.53    63.83    64.47
---------------------------------------------------------------------------------
36     5.59     5.83     6.79     7.03    76    55.39    57.93    68.68    69.06
37     5.76     6.12     7.14     7.38    77    60.51    62.76    73.61    73.86
38     6.06     6.42     7.50     7.74    78    66.49    68.31    79.00    79.26
39     6.38     6.74     7.88     8.12    79    73.50    74.73    84.97    85.22
40     6.71     7.07     8.58     8.82    80    81.21    81.89    91.60    91.86
---------------------------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the speci-fied amount divided by 1000 times the number shown for the age and classifica-tion of the insured, then add $100 per policy and divide the result by 12. Ad-ditional amounts are required for riders and/or substandards.

** This classification is not available below the age of 16.

APPENDIX B

                                                      Prf NS
                                                           = Preferred
Surrender charges Per $1,000 of specified amount*          nonsmoker
                                                      Std NS
                                                           = Standard
                                                           nonsmoker
                                                      Prf SM
                                                           = Preferred smoker
Male (or unisex), age on policy date                  Std SM
                                                           = Standard smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
 0       **     3.52       **       **
---------------------------------------------------------------------------------
 1              2.79                       41   10.98    11.62    15.60    16.06
 2              2.79                       42   11.59    12.23    16.98    17.47
 3              2.79                       43   12.10    12.89    18.22    18.85
 4              2.79                       44   12.78    13.57    20.02    20.48
 5              2.79                       45   13.35    14.30    21.71    22.35
---------------------------------------------------------------------------------
 6              2.79                       46   13.97    15.09    23.19    23.98
 7              2.79                       47   14.96    16.06    24.66    25.61
 8              2.79                       48   15.80    17.23    26.53    27.48
 9              2.90                       49   16.96    18.39    28.40    29.35
10              3.04                       50   18.22    19.80    30.34    31.44
---------------------------------------------------------------------------------
11              3.17                       51   19.69    21.43    32.65    33.77
12              3.48                       52   21.14    23.06    35.07    36.32
13              3.96                       53   22.79    24.68    37.93    39.36
14              4.18                       54   24.73    26.77    40.96    42.39
15              4.42                       55   26.73    29.11    44.07    45.65
---------------------------------------------------------------------------------
16     4.73     4.88     5.65     5.81     56   28.91    31.44    47.06    48.40
17     5.19     5.35     6.12     6.27     57   31.31    33.99    48.33    48.40
18     5.43     5.59     6.36     6.51     58   33.95    36.81    48.40    48.40
19     5.43     5.59     6.36     6.51     59   36.65    39.82    48.40    48.40
20     5.43     5.59     6.58     6.75     60   39.75    43.08    48.40    48.40
---------------------------------------------------------------------------------
21     5.43     5.59     6.67     6.97     61   43.32    46.82    48.40    48.40
22     5.43     5.59     6.67     6.97     62   45.58    48.40    48.40    48.40
23     5.43     5.59     6.89     7.22     63   46.97    48.40    48.40    48.40
24     5.43     5.59     7.13     7.44     64   48.40    48.40    48.40    48.40
25     5.43     5.59     7.13     7.44     65   48.40    48.40    48.40    48.40
---------------------------------------------------------------------------------
26     5.50     5.65     7.13     7.44     66   48.40    48.40    48.40    48.40
27     5.74     5.92     7.13     7.44     67   48.40    48.40    48.40    48.40
28     6.03     6.18     7.13     7.44     68   48.12    48.12    48.40    48.40
29     6.31     6.47     7.37     7.70     69   47.85    47.85    48.35    48.35
30     6.60     6.78     7.83     8.14     70   47.62    47.62    48.28    48.28
---------------------------------------------------------------------------------
31     6.93     7.08     8.14     8.47     71   47.42    47.42    48.21    48.21
32     7.28     7.44     8.56     8.89     72   47.24    47.24    48.18    48.18
33     7.66     7.81     9.02     9.33     73   47.06    47.06    48.17    48.17
34     8.03     8.18     9.50     9.81     74   46.79    46.79    48.14    48.14
35     8.45     8.60     9.99    10.32     75   46.44    46.44    47.85    47.85
---------------------------------------------------------------------------------
36     8.87     9.04    10.54    10.85     76   46.06    46.06    46.81    46.81
37     9.35     9.50    11.11    11.42     77   45.38    45.38    45.65    45.65
38     9.50     9.99    12.01    12.34     78   44.08    44.08    44.37    44.37
39    10.03    10.49    13.02    13.51     79   42.67    42.67    42.96    42.96
40    10.58    11.04    14.19    14.67     80   41.12    41.12    41.41    41.41
---------------------------------------------------------------------------------

* For requested increases in the specified amount, the applicable surrender charge will be two-thirds that of the corresponding surrender charge listed above.

** This classification is not available below the age of 16.

APPENDIX B CONTINUED

                                                      Prf NS
                                                           = Preferred
Surrender charges Per $1,000 of specified amount*          nonsmoker
                                                      Std NS
                                                           = Standard
                                                           nonsmoker
                                                      Prf SM
                                                           = Preferred smoker
Female, age on policy date                            Std SM
                                                           = Standard smoker


Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      2.90      **       **
---------------------------------------------------------------------------------
  1             2.31                      41     9.31     9.79    12.25    12.56
  2             2.31                      42     9.79    10.27    13.02    13.51
  3             2.31                      43    10.14    10.78    13.95    14.43
  4             2.31                      44    10.54    11.33    15.36    15.84
  5             2.31                      45    11.11    11.90    16.76    17.23
---------------------------------------------------------------------------------
  6             2.31                      46    11.55    12.50    17.75    18.39
  7             2.31                      47    12.19    13.13    18.92    19.56
  8             2.31                      48    12.72    13.82    20.17    20.97
  9             2.40                      49    13.27    14.54    21.80    22.59
 10             2.51                      50    14.10    15.36    23.43    24.22
---------------------------------------------------------------------------------
 11             2.62                      51    15.27    16.52    25.12    26.07
 12             2.79                      52    16.28    17.69    26.99    27.94
 13             2.82                      53    17.42    18.85    28.69    29.81
 14             2.95                      54    18.68    20.26    30.56    31.68
 15             3.06                      55    19.69    21.43    32.43    33.53
---------------------------------------------------------------------------------
 16    3.04     3.19     3.63     3.78    56    20.61    22.35    33.90    35.16
 17    3.17     3.32     3.78     3.96    57    21.63    23.52    35.53    36.81
 18    3.30     3.45     4.03     4.18    58    22.62    24.68    37.00    38.43
 19    3.45     3.61     4.14     4.29    59    23.78    25.85    38.63    40.06
 20    3.61     3.76     4.31     4.47    60    25.41    27.48    40.96    42.39
---------------------------------------------------------------------------------
 21    3.76     3.92     4.51     4.66    61    27.37    29.57    43.82    45.41
 22    3.92     4.09     4.71     4.88    62    29.99    32.36    46.97    48.40
 23    4.11     4.27     4.93     5.08    63    33.09    35.64    48.40    48.40
 24    4.29     4.44     5.17     5.32    64    36.43    39.12    48.40    48.40
 25    4.49     4.64     5.39     5.57    65    39.84    42.86    48.40    48.40
---------------------------------------------------------------------------------
 26    4.69     4.86     5.65     5.81    66    43.19    46.35    48.40    48.40
 27    4.91     5.08     5.92     6.07    67    45.56    48.40    48.40    48.40
 28    5.15     5.30     6.20     6.36    68    46.75    48.40    48.40    48.40
 29    5.39     5.54     6.51     6.67    69    48.17    48.17    48.31    48.31
 30    5.65     5.81     6.82     6.97    70    47.78    47.78    47.97    47.97
---------------------------------------------------------------------------------
 31    5.76     6.07     7.15     7.30    71    47.41    47.41    47.67    47.67
 32    6.05     6.36     7.50     7.66    72    46.96    46.96    47.41    47.41
 33    6.36     6.67     7.88     8.03    73    46.38    46.38    47.11    47.11
 34    6.67     7.00     8.27     8.43    74    45.76    45.76    46.71    46.71
 35    7.02     7.33     8.69     8.84    75    45.13    45.13    46.22    46.22
---------------------------------------------------------------------------------
 36    7.37     7.70     8.95     9.26    76    44.54    44.54    45.73    45.73
 37    7.59     8.07     9.42     9.72    77    43.99    43.99    45.30    45.30
 38    7.99     8.47     9.90    10.21    78    43.48    43.48    44.06    44.06
 39    8.40     8.89    10.41    10.71    79    42.51    42.51    42.65    42.65
 40    8.84     9.33    11.33    11.64    80    40.94    40.94    41.07    41.07
---------------------------------------------------------------------------------

* For requested increases in the specified amount, the applicable surrender charge will be two-thirds that of the corresponding surrender charge listed above.

** This classification is not available below the age of 16.

APPENDIX C

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s)
with registrant          Principal occupations last five years
-----------------------------------------------------------------------------------------------------
NANCY J. ALFORD          Vice President, (formerly Lincoln National Life Insurance Company
Vice President           Second Vice President), Lincoln National Life Insurance Co.
-----------------------------------------------------------------------------------------------------
TIMOTHY J. ALFORD        Senior Vice President (formerly Vice President and Second Vice President),
Senior Vice President    Lincoln National Life Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
-----------------------------------------------------------------------------------------------------
                         Vice President (formerly Second Vice President), Lincoln National Life
NEAL E. ARNOLD           Insurance Co.
Vice President
-----------------------------------------------------------------------------------------------------
                         Vice President and Deputy General Counsel (formerly Associate General
CARL L. BAKER            Counsel);
Vice President and       Lincoln National Life Insurance Co.
Deputy General Counsel
-----------------------------------------------------------------------------------------------------
ROLAND C. BAKER          President, First Penn-Pacific Life Insurance Co. Formerly: Chairman and CEO,
Vice President           Baker, Ralish, Shipley & Politzer, Inc.
1801 S. Meyers Road
Oakbrook Terrace, Ill.
 60181
-----------------------------------------------------------------------------------------------------
DAVID N. BECKER          Vice President, Lincoln National Life Insurance Co.
Vice President,
Appointed Actuary and
Valuation Actuary
-----------------------------------------------------------------------------------------------------
JOANN E. BECKER          Vice President, Lincoln National Life Insurance Co. and Lincoln-Investment
Vice President           Management, Inc. Formerly, President, The Richard Leahy Corp. and President,
200 East Berry Street    LNC Equity Sales Corp.
Fort Wayne, Ind. 46802
-----------------------------------------------------------------------------------------------------
JOHN M. BEHRENDT         Vice President, Lincoln National Life Insurance Co. and Lincoln Financial
Vice President           Group, Inc. Formerly: President, LNC Equity Sales Corp.
-----------------------------------------------------------------------------------------------------
JON A. BOSCIA            President, Director and Chief Executive Officer (formerly Chief Operating
                         Officer)
President, Director and  Lincoln National Life Insurance Co. Formerly: President; Executive Vice
                         President,
Chief Executive Officer  Lincoln Investment Management, Inc.
-----------------------------------------------------------------------------------------------------
                         Vice President (formerly Second Vice President), Lincoln National Life
CAROLYN P. BRODY         Insurance Co.
Vice President
-----------------------------------------------------------------------------------------------------
                         Senior Vice President (formerly Executive Vice President), Lincoln
STEVEN R. BRODY          Investment
Vice President           Management, Inc.
200 East Berry Street
Fort Wayne, Ind. 46802
-----------------------------------------------------------------------------------------------------
                         Vice President, Lincoln National Life Insurance Co.; President, LNC Equity
PRISCILLA S. BROWN       Sales
Vice President           Corp. (Formerly Vice President, Lincoln Investment Management, Inc.)
-----------------------------------------------------------------------------------------------------
HAROLD B. CARSTENSEN,    Vice President, Lincoln National Life Insurance Co. Formerly: Software
 JR.
Vice President           Director, Magnavox Electronic Systems Co.
-----------------------------------------------------------------------------------------------------

APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s)
with registrant           Principal occupations last five years
----------------------------------------------------------------------------------------------------
DONALD C. CHAMBERS, M.D.  Senior Vice President and Chief Medical Director (formerly Vice President
Senior Vice President     and Chief Medical Director), Lincoln National Life Insurance Co.
and
Chief Medical Director
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
----------------------------------------------------------------------------------------------------
THOMAS L. CLAGG           Vice President and Associate General Counsel, Lincoln National Life
Vice President and        Insurance Co.
Associate General
Counsel
----------------------------------------------------------------------------------------------------
KENNETH J. CLARK          Senior Vice President, Lincoln National Life Insurance Co.
Senior Vice President
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
----------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER        Vice President, Lincoln National Life Insurance Co.
Vice President
----------------------------------------------------------------------------------------------------
MARTHA O. D'AMBROSIO      Vice President and General Auditor, Lincoln National Corp. and Lincoln
Vice President and        National Life Insurance Co. Formerly: Senior Manager, KPMG Peat Marwick.
General
Auditor
----------------------------------------------------------------------------------------------------
JEFFREY K. DELLINGER      Vice President (formerly Second Vice President), Lincoln National Life
Vice President            Insurance Co.
----------------------------------------------------------------------------------------------------
ARTHUR W. DETORE, M.D.    Vice President (formerly Second Vice President), Lincoln National Life
Vice President            Insurance Co. Formerly: Vice President, Lincoln National Risk Management,
                          Inc.
----------------------------------------------------------------------------------------------------
C. LAWRENCE EDRIS         Vice President (formerly Senior Vice President), Lincoln National Life
Vice President            Insurance Co.
----------------------------------------------------------------------------------------------------
THOMAS W. FITCH           Vice President, First Penn-Pacific Life Insurance Co. and Senior Vice
Senior Vice President     President (formerly Vice President), Lincoln National Life Insurance Co.
1801 S. Meyers Road
Oakbrook Terrace, Ill.
60181
----------------------------------------------------------------------------------------------------
ELIZABETH A. FREDERICK    Vice President (formerly Second Vice President) and Associate General
Vice President and        Counsel, Lincoln National Life Insurance Co.
Associate General
Counsel
----------------------------------------------------------------------------------------------------
LUCY D. GASE              Vice President and Assistant Secretary (formerly Second Vice President;
Vice President and        Assistant Vice President), Lincoln National Life Insurance Co.
Assistant Secretary
----------------------------------------------------------------------------------------------------
MELANIE T. HALL           Vice President (formerly Second Vice President; Assistant Vice President),
Vice President            Lincoln National Life Insurance Co.
----------------------------------------------------------------------------------------------------
PHILLIP A. HARTMAN        Vice President, Lincoln National Life Insurance Co. and Lincoln Financial
Vice President            Group, Inc.
----------------------------------------------------------------------------------------------------

APPENDIX C CONTINUED

Executive officers and directors

Lincoln National Life Insurance Co.

Name, address and
position(s)
with registrant         Principal occupations last five years
----------------------------------------------------------------------------------------------------
J. MICHAEL HEMP         Senior Vice President, Lincoln National Life Insurance Co. Formerly:
Senior Vice President   Regional Chief Executive Officer, Lincoln Dallas RMO
----------------------------------------------------------------------------------------------------
MATTHEW P. HENDERSON    Vice President, Lincoln National Life Insurance Co. (formerly Vice
Vice President          President, Second Vice President), Lincoln National Corp.
----------------------------------------------------------------------------------------------------
DAVID A. HOPPER         Senior Vice President (formerly Vice President) Lincoln National Life
Senior Vice President   Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
----------------------------------------------------------------------------------------------------
JACK D. HUNTER          Executive Vice President and General Counsel, Lincoln National Corp. and The
Executive Vice          Lincoln National Life Insurance Co.
President,
General Counsel and
Director
200 East Berry Street
Fort Wayne, Ind. 46802
----------------------------------------------------------------------------------------------------
DONALD E. KELLER        Vice President (formerly Second Vice President), Lincoln National Life
Vice President          Insurance Co.
----------------------------------------------------------------------------------------------------
LAWRENCE T. KISSKO      Vice President (formerly Senior Vice President) Lincoln Investment
Vice President          Management Co.
200 East Berry Street
Fort Wayne, Ind. 46802
----------------------------------------------------------------------------------------------------
STEPHEN H. LEWIS        Senior Vice President, Lincoln National Life Insurance Co. Formerly:
Senior Vice President   President, First Penn-Pacific Life Insurance Co.
----------------------------------------------------------------------------------------------------
H. THOMAS MCMEEKIN      President (formerly Executive Vice President, Senior Vice President),
Director                Lincoln National Investment Management Co.; Executive Vice President
200 East Berry Street   (formerly Senior Vice President), Lincoln National Corp.
Fort Wayne, Ind. 46802
----------------------------------------------------------------------------------------------------
REED P. MILLER          Vice President (formerly Senior Vice President), Lincoln National Life
Vice President          Insurance Co. Formerly: Senior Vice President; Vice President, Lincoln
                        National Corp.
----------------------------------------------------------------------------------------------------
OLIVER H. G. NICHOLS    Vice President, Lincoln Investment Management Co. Formerly: Vice President,
Vice President          Aetna, Life & Casualty Co.
200 East Berry Street
Fort Wayne, Ind. 46802
----------------------------------------------------------------------------------------------------
DAVID M. ONGMAN         Vice President, Lincoln National Life Insurance Co. Formerly: Consultant,
Vice President          Computer Horizon Group; Vice President, The Associated Group; Consulting
                        Center Manager, James Martin & Co.
----------------------------------------------------------------------------------------------------

APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

Name, address and
position(s)
with registrant           Principal occupations last five years
------------------------------------------------------------------------------------------------------
ARTHUR L. PAGE            Vice President, Lincoln National Life Insurance Co.
Vice President
------------------------------------------------------------------------------------------------------
RAYMOND L. PROSSER        Vice President and Associate General Counsel, Lincoln National Life
                          Insurance Co.
Vice President and        (formerly Second Vice President and Director of Claims), Lincoln National
                          Life
Associate General
Counsel                   Insurance Co.; Associate General Counsel, Lincoln National Corp. and Lincoln
One Reinsurance Place     National Life Insurance Co.
1700 Magnavox Way
Fort Wayne, Ind. 46804
------------------------------------------------------------------------------------------------------
STEPHEN E. RAHN           Vice President (formerly Second Vice President), Lincoln National Life
                          Insurance Co.
Vice President
------------------------------------------------------------------------------------------------------
IAN M. ROLLAND            Chairman, President and Chief Executive Officer, Lincoln
                          National Corp. (formerly Chairman and Chief Executive Officer, President),
Director                  Lincoln
200 East Berry Street     National Life Insurance Co.
Fort Wayne, Ind. 46802
------------------------------------------------------------------------------------------------------
ARTHUR S. ROSS            Vice President, Lincoln National Life Insurance Co. and Lincoln Financial
                          Group Inc.
Vice President
------------------------------------------------------------------------------------------------------
LAWRENCE T. ROWLAND       Executive Vice President (formerly Senior Vice President and Vice
                          President),
Executive Vice President  Lincoln National Life Insurance Co.
and Director
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
------------------------------------------------------------------------------------------------------
KEITH J. RYAN             Vice President, Chief Financial Officer and Assistant Treasurer (formerly
                          Controller,
Vice President, Chief     Business Controls Director), Lincoln National Life Insurance Co.
Financial Officer and
Assistant Treasurer
------------------------------------------------------------------------------------------------------
CASEY J. TRUMBLE          Vice President, Lincoln National Corp. Formerly: tax partner, KPMG Peat
                          Marwick.
Vice President
200 East Berry Street
Fort Wayne, Ind. 46802
------------------------------------------------------------------------------------------------------
WILLIAM K. TYLER          Senior Vice President, Lincoln National Life Insurance Co.
Senior Vice President
and
Assistant Treasurer
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
------------------------------------------------------------------------------------------------------
RICHARD C. VAUGHAN        Executive Vice President (formerly Senior Vice President) and Chief
200 East Berry Street     Financial Officer, Lincoln National Corp.
Fort Wayne, Ind. 46802
Director
------------------------------------------------------------------------------------------------------
MICHAEL R. WALKER         Vice President, Lincoln National Life Insurance Co. Formerly: Vice
                          President,
Vice President            Employers Health Insurance Co; Vice President/HR, Baker Hughes, Inc.
------------------------------------------------------------------------------------------------------

APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

Name,
address and
position(s)
with
registrant   Principal occupations last five years
--------------------------------------------------

ROY V. WASHINGTON Vice    Vice President, (formerly, Associate Counsel) Lincoln National Life
President                 Insurance Co.; Formerly: Director of Compliance, Lincoln Investment
                          Management, Inc.; Compliance Consultant, Lincoln National Corp.).
-----------------------------------------------------------------------------------------------------
JANET C. WHITNEY          Vice President and Treasurer, Lincoln National Life Insurance Co. (formerly
                          Vice
Vice President and        President and General Auditor), Lincoln National Corp. and Lincoln National
Treasurer                 Life
200 East Berry Street     Insurance Co.
Fort Wayne, Ind. 46802
-----------------------------------------------------------------------------------------------------
C. SUZANNE WOMACK         Secretary and Assistant Vice President, Lincoln National Corp. and Lincoln
                          National
Secretary and             Life Insurance Co.
Assistant Vice President
200 East Berry Street
Fort Wayne, Ind. 46802
-----------------------------------------------------------------------------------------------------
O. DOUGLAS WORTHINGTON    Vice President, Controller and Assistant Vice President, Controller
                          Treasurer, Lincoln
                          National Life Insurance and Assistant Treasurer Co. (formerly Vice
Vice President            President),
                          Lincoln National Investment Management Co.
-----------------------------------------------------------------------------------------------------
MICHAEL L. WRIGHT         Senior Vice President, Lincoln National Life Insurance Co.
Senior Vice President     Formerly: Executive Vice President & COO; The Associated Group.
-----------------------------------------------------------------------------------------------------
KATHERINE K. WYSS         Vice President (formerly Second Vice President), Lincoln National Life
                          Insurance Co.
Vice President
-----------------------------------------------------------------------------------------------------




* The principal business address of each person listed, unless otherwise indi-cated, is 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Ind. 46801.

APPENDIX D

Illustrations of policy values

The following tables have been prepared to help show how values under the pol-icy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if different policyowner underwriting assumptions were used or if the returns av-eraged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the l980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lin-coln Life expects that it will continue to charge the current percent of pre-mium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.

In each of the illustrations, an assumed gross investment result is indicated.The gross investment results used in the illustrations are reduced by the asset management charge (current average .51%), the mortality and expense risk charge (.81% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average
 .03%).

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35Standard nonsmoker $100,000 specified amount $1,325 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
                    Assuming hypothetical       Assuming hypothetical       Assuming hypothetical
        Premiums    gross annual investment     gross annual investment     gross annual investment
End     accumulated return of                   return of                   return of
of      at 5%       --------------------------- --------------------------- ---------------------------
policy  interest                                0% gross                    0% gross
year    per year    0% gross 6% gross 12% gross          6% gross 12% gross          6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $ 1,391     $100,000 $100,000 $100,000  $   974  $ 1,040  $  1,106  $   114  $   180  $    246
 2        2,852      100,000  100,000  100,000    1,929    2,121     2,321    1,069    1,261     1,461
 3        4,386      100,000  100,000  100,000    2,860    3,241     3,654    2,000    2,381     2,794
 4        5,996      100,000  100,000  100,000    3,768    4,401     5,115    2,908    3,541     4,255
 5        7,688      100,000  100,000  100,000    4,653    5,605     6,721    3,793    4,745     5,861
-------------------------------------------------------------------------------------------------------
 6        9,463      100,000  100,000  100,000    5,513    6,850     8,483    4,868    6,205     7,838
 7       11,328      100,000  100,000  100,000    6,346    8,138    10,417    5,916    7,708     9,987
 8       13,285      100,000  100,000  100,000    7,153    9,471    12,542    6,938    9,256    12,327
 9       15,341      100,000  100,000  100,000    7,931   10,850    14,878    7,931   10,850    14,878
10       17,499      100,000  100,000  100,000    8,682   12,276    17,446    8,682   12,276    17,446
-------------------------------------------------------------------------------------------------------
15       30,021      100,000  100,000  100,000   11,942   20,137    34,746   11,942   20,137    34,746
20       46,003      100,000  100,000  100,000   14,146   29,273    63,117   14,146   29,273    63,117
25       66,400      100,000  100,000  147,015   14,745   39,714   109,713   14,745   39,714   109,713
30       92,433      100,000  100,000  225,920   13,181   51,879   185,181   13,181   51,879   185,181

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .51% asset management charge, a .81% current mortal-ity and expense risk charge and other expenses estimated at .03%. Values il-lustrated are also net of any other applicable contract charges, such as pre-mium expense, administration, and cost of insurance charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35Standard nonsmoker$100,000 specified amount
$1,325 Annual premium using guaranteed charges

                    Death benefit               Policy value               Net cash surrender value
                    --------------------------- -------------------------- ---------------------------
                    Assuming hypothetical       Assuming hypothetical      Assuming hypothetical
        Premiums    gross annual investment     gross annual investment    gross annual investment
End     accumulated return of                   return of                  return of
of      at 5%       --------------------------- -------------------------- ---------------------------
policy  interest                                                  12%
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross gross    0% gross 6% gross 12% gross
------------------------------------------------------------------------------------------------------
 1      $ 1,391     $100,000 $100,000 $100,000  $   946  $ 1,010  $  1,075 $   86   $  150   $    215
 2        2,852      100,000  100,000  100,000    1,872    2,059     2,254  1,012    1,199      1,394
 3        4,386      100,000  100,000  100,000    2,775    3,144     3,546  1,915    2,284      2,686
 4        5,996      100,000  100,000  100,000    3,654    4,268     4,962  2,794    3,408      4,102
 5        7,688      100,000  100,000  100,000    4,509    5,431     6,514  3,649    4,571      5,654
------------------------------------------------------------------------------------------------------
 6        9,463      100,000  100,000  100,000    5,337    6,632     8,216  4,692    5,987      7,571
 7       11,328      100,000  100,000  100,000    6,140    7,873    10,082  5,710    7,443      9,652
 8       13,285      100,000  100,000  100,000    6,915    9,156    12,129  6,700    8,941     11,914
 9       15,341      100,000  100,000  100,000    7,662   10,481    14,377  7,662   10,481     14,377
10       17,499      100,000  100,000  100,000    8,380   11,848    16,845  8,380   11,848     16,845
------------------------------------------------------------------------------------------------------
15       30,021      100,000  100,000  100,000   11,474   19,346    33,404 11,474   19,346     33,404
20       46,006      100,000  100,000  100,000   13,503   27,964    60,380 13,503   27,964     60,380
25       66,400      100,000  100,000  140,147   13,849   37,601   104,587 13,849   37,601    104,587
30       92,433      100,000  100,000  214,250   11,438   48,166   175,615 11,438   48,166    175,615

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates or return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those av-erages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypotheticla rates of return can be achieved for any one year or sustained over any period of time. Values illus-trated are net of a .51% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estiamted at .03%. Values illustrated are also net of any other applicable contract charges, such as pre-mium expense, administration, and cost of insurance charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35 Standard smoker $100,000 specified amount $1,675 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
        Premiums    Assuming hypothetical       Assuming hypothetical       Assuming hypothetical
End     accumulated gross annual investment     gross annual investment     gross annual investment
of      at 5%       return of                   return of                   return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  1,759    $100,000 $100,000 $100,000  $ 1,222  $ 1,305  $  1,388  $   190  $   273  $    356
 2         3,605     100,000  100,000  100,000    2,420    2,662     2,914    1,388    1,630     1,882
 3         5,544     100,000  100,000  100,000    3,582    4,060     4,580    2,550    3,028     3,548
 4         7,580     100,000  100,000  100,000    4,708    5,504     6,402    3,676    4,472     5,370
 5         9,718     100,000  100,000  100,000    5,801    6,996     8,399    4,769    5,964     7,367
-------------------------------------------------------------------------------------------------------
 6        11,693     100,000  100,000  100,000    6,861    8,539    10,590    6,087    7,765     9,816
 7        14,320     100,000  100,000  100,000    7,878   10,126    12,987    7,362    9,610    12,471
 8        16,794     100,000  100,000  100,000    8,852   11,759    15,614    8,594   11,501    15,356
 9        19,393     100,000  100,000  100,000    9,786   13,443    18,498    9,786   13,443    18,498
10        22,121     100,000  100,000  100,000   10,679   15,180    21,670   10,679   15,180    21,670
-------------------------------------------------------------------------------------------------------
15        37,951     100,000  100,000  100,000   14,358   24,609    42,997   14,358   24,609    42,997
20        58,155     100,000  100,000  122,417   16,359   35,322    77,973   16,359   35,322    77,973
25        83,940     100,000  100,000  180,102   16,358   47,759   134,404   16,248   47,759   134,404
30       116,849     100,000  100,000  274,620   13,037   62,708   225,098   13,037   62,708   225,098

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lin-coln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illus-trated are net of a .51% asset management charge, a .81% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges, such as premium ex-pense, administration, and cost of insurance charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35Standard smoker$100,000 specified amount
$1,675 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
        Premiums    Assuming hypothetical       Assuming hypothetical       Assuming hypothetical
End     accumulated gross) annual investment    gross ) annual investment   gross annual investment
of      at 5%       return of                   return of                   return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  1,759    $100,000 $100,000 $100,000  $ 1,168  $ 1,249  $  1,329  $   136  $   217  $    297
 2         3,605     100,000  100,000  100,000    2,304    2,537     2,780    1,272    1,505     1,748
 3         5,544     100,000  100,000  100,000    3,403    3,862     4,361    2,371    2,830     3,329
 4         7,580     100,000  100,000  100,000    4,463    5,224     6,084    3,431    4,192     5,052
 5         9,718     100,000  100,000  100,000    5,482    6,621     7,962    4,450    5,589     6,930
-------------------------------------------------------------------------------------------------------
 6        11,693     100,000  100,000  100,000    6,455    8,052    10,008    5,681    7,278     9,234
 7        14,320     100,000  100,000  100,000    7,383    9,516    12,238    6,867    9,000    11,722
 8        16,794     100,000  100,000  100,000    8,261   11,012    14,673    8,003   10,754    14,415
 9        19,393     100,000  100,000  100,000    9,088   12,541    17,331    9,088   12,541    17,331
10        22,121     100,000  100,000  100,000    9,860   14,100    20,238    9,860   14,100    20,238
-------------------------------------------------------------------------------------------------------
15        37,951     100,000  100,000  100,000   12,847   22,378    39,612   12,847   22,378    39,612
20        58,155     100,000  100,000  111,913   13,930   31,345    71,282   13,930   31,345    71,282
25        93,940     100,000  100,000  163,643   12,069   40,721   122,122   12,069   40,721   122,122
30       116,849     100,000  100,000  247,300    5,513   50,381   202,705    5,513   50,381   202,705

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those av-erages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of re-turn can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .51% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges, such as premium expense, administration, and cost of insurance charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55Standard nonsmoker$100,000 specified amount
$3,300 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
        Premiums    Assuming hypothetical       Assuming hypothetical       Assuming hypothetical
End     accumulated gross                       gross                       gross
of      at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  3,465    $100,000 $100,000 $100,000  $ 2,188  $  2,344 $  2,501  $     0  $     0  $      0
 2         7,103     100,000  100,000  100,000    4,285     4,734    5,204    1,374    1,823     2,293
 3        10,923     100,000  100,000  100,000    6,291     7,173    8,132    3,380    4,262     5,221
 4        14,935     100,000  100,000  100,000    8,223     9,681   11,331    5,312    6,770     8,420
 5        19,146     100,000  100,000  100,000   10,075    12,257   14,828    7,164    9,346    11,917
-------------------------------------------------------------------------------------------------------
 6        23,569     100,000  100,000  100,000   11,830    14,887   18,643    9,647   12,704    16,460
 7        28,212     100,000  100,000  100,000   13,491    17,582   22,824   12,036   16,127    21,369
 8        33,088     100,000  100,000  100,000   15,051    20,341   27,414   14,323   19,613    26,686
 9        38,207     100,000  100,000  100,000   16,506    23,166   32,465   16,506   23,166    32,465
10        43,582     100,000  100,000  100,000   17,848    26,059   38,042   17,848   26,059    38,042
-------------------------------------------------------------------------------------------------------
15        74,770     100,000  100,000  100,000   22,713    41,823   77,055   22,713   41,823    77,055
20       114,574     100,000  100,000  155,109   23,498    60,768  144,962   23,498   60,768   144,962
25       165,374     100,000  100,000  269,116   16,468    85,828  256,301   16,468   85,828   256,301
30       230,211           0  100,000  456,346        0   122,030  434,616        0  122,030   434,616

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lin-coln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illus-trated are net of a .51% asset management charge, a .81% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges, such as premium ex-pense, administration, and cost of insurance charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55Standard nonsmoker$100,000 specified amount
$3,300 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
        Premiums    Assuming hypothetical       Assuming hypothetical       Assuming hypothetical
End     accumulated gross annual investment     gross annual investment     gross annual investment
of      at 5%       return of                   return of                   return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  3,465    $100,000 $100,000 $100,000  $ 2,120  $ 2,272  $  2,425  $     0  $     0  $      0
 2         7,103     100,000  100,000  100,000    4,147    4,584     5,041    1,236    1,673     2,130
 3        10,923     100,000  100,000  100,000    6,081    6,937     7,868    3,170    4,026     4,957
 4        14,935     100,000  100,000  100,000    7,917    9,328    10,927    5,006    6,417     8,016
 5        19,146     100,000  100,000  100,000    9,646   11,752    14,240    6,735    8,841    11,329
-------------------------------------------------------------------------------------------------------
 6        23,569     100,000  100,000  100,000   11,263   14,207    17,833    9,080   12,024    15,650
 7        28,212     100,000  100,000  100,000   12,760   16,690    21,739   11,305   15,235    20,284
 8        33,088     100,000  100,000  100,000   14,121   19,189    25,988   13,393   18,461    25,260
 9        38,207     100,000  100,000  100,000   15,335   21,699    30,622   15,335   21,699    30,622
10        43,582     100,000  100,000  100,000   16,389   24,213    35,692   16,389   24,213    35,692
-------------------------------------------------------------------------------------------------------
15        74,770     100,000  100,000  100,000   18,789   36,769    70,445   18,789   36,769    70,445
20       114,574     100,000  100,000  141,096   13,699   48,730   131,865   13,699   48,730   131,865
25       165,374           0  100,000  243,953        0   59,093   232,336        0   59,093   232,336
30       230,211           0  100,000  409,750        0   67,528   390,238        0   67,528   390,238

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lin-coln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illus-trated are net of a .51% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges, such as premium expense, administration, and cost of insurance charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard smoker
$100,000 specified amount
$4,300 annual premium using current charges

                    Death benefit              Policy value              Net cash surrender value
                    -------------------------- ------------------------- -------------------------
                    Assuming hypothetical      Assuming hypothetical     Assuming hypothetical
        Premiums    gross annual investment    gross annual investment   gross annual investment
End     accumulated return of                  return of                 return of
of      at 5%       -------------------------- ------------------------- -------------------------
policy  interest    0% gross          12%      0%               12%      0%               12%
year    per year             6% gross gross    gross   6% gross gross    gross   6% gross gross
--------------------------------------------------------------------------------------------------
 1      $  4,515    $100,000 $100,000 $100,000 $ 2,648 $  2,846 $  3,044 $     0 $      0 $      0
 2         9,256     100,000  100,000  100,000   5,193    5,757    6,346     628    1,192    1,781
 3        14,234     100,000  100,000  100,000   7,632    8,734    9,933   3,067    4,169    5,368
 4        19,460     100,000  100,000  100,000   9,969   11,787   13,849   5,404    7,222    9,284
 5        24,948     100,000  100,000  100,000  12,199   14,919   18,134   7,634   10,354   13,569
--------------------------------------------------------------------------------------------------
 6        30,711     100,000  100,000  100,000  14,317   18,134   22,836  10,893   14,710   19,412
 7        36,761     100,000  100,000  100,000  16,330   21,446   28,023  14,048   19,164   25,741
 8        43,114     100,000  100,000  100,000  18,213   24,843   33,748  17,072   23,702   32,607
 9        49,785     100,000  100,000  100,000  19,961   28,337   40,093  19,961   28,337   40,093
10        56,789     100,000  100,000  100,000  21,563   31,931   47,154  21,563   31,931   47,154
--------------------------------------------------------------------------------------------------
15        97,427     100,000  100,000  114,025  27,472   52,290   98,297  27,472   52,290   98,297
20       149,293     100,000  100,000  197,629  29,143   79,713  184,700  29,143   79,713  184,700
25       215,488     100,000  125,666  342,624  23,303  119,682  326,308  23,303  119,682  326,308
30       299,971     100,000  177,391  580,443   3,943  168,943  552,802   3,943  168,943  552,802

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lin-coln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illus-trated are net of a .51% asset management charge, a .81% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges, such as premium ex-pense, administration, and cost of insurance charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55 Standard smoker $100,000 specified amount $4,300 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
        Premiums    Assuming hypothetical       Assuming hypothetical       Assuming hypothetical
End     accumulated gross annual investment     gross annual investment     gross annual investment
of      at 5%       return of                   return of                   return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  4,515    $100,000 $100,000 $100,000  $ 2,301  $ 2,485  $  2,671  $     0  $     0  $     0
 2         9,256     100,000  100,000  100,000    4,466    4,980     5,520        0      415      955
 3        14,234     100,000  100,000  100,000    6,495    7,487     8,571    1,930    2,922    4,006
 4        19,460     100,000  100,000  100,000    8,386   10,005    11,851    3,821    5,440    7,286
 5        24,948     100,000  100,000  100,000   10,132   12,534    15,390    5,567    7,969   10,825
-------------------------------------------------------------------------------------------------------
 6        30,711     100,000  100,000  100,000   11,722   15,066    19,217    8,298   11,642   15,793
 7        36,761     100,000  100,000  100,000   13,140   17,591    23,366   10,858   15,309   21,084
 8        43,114     100,000  100,000  100,000   14,365   20,096    27,877   13,224   18,955   26,736
 9        49,785     100,000  100,000  100,000   15,375   22,569    32,803   15,375   22,569   32,803
10        56,798     100,000  100,000  100,000   16,153   25,002    38,212   16,153   25,002   38,212
-------------------------------------------------------------------------------------------------------
15        97,427     100,000  100,000  100,000   15,972   36,596    76,749   15,972   36,596   76,749
20       149,293     100,000  100,000  157,333    5,064   46,666   147,040    5,064   46,666  147,040
25       215,488           0  100,000  274,444        0   53,212   261,375        0   53,212  261,375
30       299,971           0  100,000  461,909        0   52,562   439,914        0   52,562  439,914

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lin-coln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illus-trated are net of a .51% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges, such as premium expense, administration, and cost of insurance charges.

APPENDIX E

Definitions for Separate Account J

Age -- The age at the insured's last birthday on the policy date.

Attained age -- The age of the insured on the policy anniversary on or next preceding any monthly anniversary day.

Base minimum premium -- A premium per $1,000 of specified amount used in the calculation of the death benefit guarantee monthly premium. The base minimum premium is also used in determining the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge.

Beneficiary -- The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed with Lin-coln Life. If no beneficiary survives the insured, the owner or the owner's estate will receive the benefit.

Contingent Deferred Administrative Charge (CDAC) -- An administrative charge for underwriting, issue, and initial administration of the policy, which is imposed under the policy and deducted upon lapse or surrender of the policy or voluntary reduction in the specified amount. The Contingent Deferred Adminis-trative Charge is part of the total surrender charge.

Contingent Deferred Sales Charge (CDSC) -- A sales charge based upon the base minimum premium required for the first policy year, which is imposed under the policy and deducted upon lapse or surrender of the policy or voluntary reduc-tion in the specified amount. The Contingent Deferred Sales Charge is part of the total surrender charge.

Cost of insurance charge -- A charge deducted monthly from the policy value to provide the life insurance protection for the insured.

Death benefit guarantee -- The guarantee that, provided the death benefit guarantee monthly premium requirements are met, the policy will not lapse dur-ing the first three policy years due to negative net cash surrender value.

Death benefit guarantee monthly premium -- The minimum monthly premium which must be paid each month or in advance during the first policy year and which must continue to be paid in the second and third policy years if the policy does not have positive net cash surrender value. Failure to pay this premium when required will result in the policy lapsing at the end of the grace peri-od.

Free look period -- The period of time in which the owner may cancel the pol-icy and receive a refund. The owner may cancel the policy within 10 days of receipt, or 45 days after Part 1 of the application is signed, or within 10 days after mailing or personal delivery of the notice of withdrawal right.

Fund -- Any of the funds in which the Separate Account may invest; currently, the American Variable Insurance Series is available.

General Account -- The assets of Lincoln Life other than those allocated to the Separate Account or any other separate account.

Gross investment results -- The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

Insured -- The person upon whose life the policy is issued, and who is so named on the Policy Schedule.

Investment amount -- The portion of the policy value invested in the Separate Account, and equal in amount to the policy value minus amounts invested in the General Account (including any outstanding loans).

Lincoln Life (we, our, us) -- Lincoln National Life Insurance Co.

Maturity date -- The policy anniversary following the insured's 99th birthday, if living. It is the last date insurance coverage can remain in force and the date any remaining net cash surrender value will be payable.

Mortality and expense risk charge -- A daily charge deducted from the assets of the Separate Account to provide for the risks of excessive mortality and expense.

Monthly anniversary day -- The same date in each month as the policy date.

Net cash surrender value -- The amount payable to the owner upon surrender of the policy. It is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest.

Net investment results -- The gross investment results of a fund minus the as-set management charges and any miscellaneous fund expenses, and minus the mor-tality and expense risk charge.

Option date -- Any date the policy terminates under the Termination Provision. The term option date may also be used with certain riders.

Owner (you, your) -- The person so designated in the application or as subse-quently changed. If a policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

Planned periodic premium -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

Policy -- The Flexible Premium Variable Life Insurance Policy offered by Lin-coln Life and described in this prospectus.

Policy date -- The date set forth in the policy that is used to determine pol-icy years and policy months. Policy anniversaries are measured from the policy date. The policy date is ordinarily the earlier of the date the full initial premium is received from the owner or the date on which the policy is approved for issue.

Policy value -- The sum of all values in the Separate Account and in the Gen-eral Account at any time, irrespective of outstanding loans or surrender charge.

Proceeds -- The amount payable on the maturity date, or on surrender of the policy, or after the death of any insured person. The proceeds will be differ-ent on each of these events.

Record Date -- The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. The rec-ord date controls the timing of the transfer of initial assets from the General Account to the various subaccounts.

Separate Account -- The Lincoln Life Flexible Premium Variable Life Account J, a Separate Account established by Lincoln Life to receive and invest net premi-ums paid under the policy.

Series -- Any of the series in which the Separate Account may invest. Current-ly, the sole series is American Variable Insurance Series.

Specified amount -- The minimum death benefit payable under the policy so long as the policy remains in force. The death benefit proceeds will be reduced by any outstanding loan and any due and unpaid charges, and increased by any un-earned loan interest.

Subaccount -- A subdivision of the Separate Account. Each subaccount invests exclusively in the shares of a specified fund.

Surrender charge -- A charge deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 8 policy years or during the 8 years following a requested increase in specified amount. The surrender charge is equal to the combination of the Contingent De-ferred Sales Charge and the Contingent Deferred Administrative Charge.

Unit -- An accounting unit of measure used to calculate the value of an invest-ment in a specified subaccount.

Unit Value -- The dollar value of a unit in a specified subaccount on a speci-fied valuation date.

     This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS
     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A) OF THE INVESTMENT COMPANY ACT OF 1940
     Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln National Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

The Prospectus consisting of ____ pages.

The undertaking to file reports.

The representation pursuant to Section 26 (e) (2) (A) of the Investment Company Act of 1940.

The Signatures.

Written consents of the following persons:
  Jeremy Sachs, Esquire
  Denis G. Schwartz, FSA
  Ernst & Young LLP

The following exhibits:

1. (1) Certified Resolution of the Board of Directors of the Company establishing the Account.*

     (2)  Not applicable.

     (3)  (a) Underwriting Agreement.
          (b) Form of Agents Contract.*
          (c) Commission Schedule (Revised).*

     (4)  Not applicable.

     (5)  Form of Policy.*

     (6)  (a)  Certificate of Incorporation of the Company.*

          (b)  By-Laws of the Company.*

     (7)  Not applicable.

     (8)  Form of Participation Agreement (Revised).*

     (9)  Form of Indemnification Agreement (Revised).*

     (10)  Form of Application.*

2.   See Exhibit 1(5)

3.   Opinion and Consent of Jeremy Sachs, Esquire.*

4.   Not applicable.

5.   Opinion and Consent of Denis G. Schwartz, FSA, Second Vice President.

6.   Consent of Ernst & Young LLP, Independent Auditors.**

7. Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy.*

8.   Other Exhibits.*

     (1)  Power of Attorney - Jack D. Hunter

     (3)  Power of Attorney - Ian M. Rolland

     (5)  Power of Attorney - O. Douglas Worthington

     (6)  Power of Attorney - Jon A. Boscia

     (7)  Power of Attorney - Richard C. Vaughan

9. Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company dated 8/29/96.

10.  Financial Data Schedule**

*  Previously filed as an exhibit to the registration statement.

** To be filed by amendment.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account J, has duly caused this Post-Effective Amendment No. 5 to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Wayne, State of Indiana on this 12th day of March, 1997.


                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                on its own behalf as Depositor and on behalf of
            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT J

                  By:/s/ Stephen H. Lewis
                     Stephen H. Lewis, Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                          Title                                         Date
---------                                          -----                                         ----

/s/ Jon A. Boscia
----------------------------------  President, Chief Executive Officer             March 12, 1997
Jon A. Boscia                       and Director (Principal Executive
                                    Officer)
                                 *
/s/ Keith J. Ryan                   Vice President, Chief Financial                March 12, 1997
----------------------------------  Officer and Assistant Treasurer
Keith J. Ryan                       (Principal Financial Officer)
                                 *
----------------------------------  Vice President, Controller and                 March 12, 1997
O. Douglas Worthington              Assistant Treasurer (Principal
                                    Accounting Officer)

----------------------------------  Director                                       March 12, 1997
Jack D. Hunter

----------------------------------  Director                                       _________________, 1997
H. Thomas McMeekin
                                 *
----------------------------------  Director                                       March 12, 1997
Ian M. Rolland

----------------------------------  Director                                       _________________, 1997
Lawrence T. Rowland
                                 *
----------------------------------  Director                                       March 12, 1997

Richard C. Vaughan

/s/ Jeremy Sachs                 *  Pursuant to Power of Attorney                  March 12, 1997
----------------------------------
Jeremy Sachs
